                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-12

                     PENSECO FINANCIAL SERVICES CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
                                       N/A
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(2) Aggregate number of securities to which transactions applies:
                                      N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
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    (3)   Filing Party:
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

                     PENSECO FINANCIAL SERVICES CORPORATION
                           150 NORTH WASHINGTON AVENUE
                          SCRANTON, PENNSYLVANIA 18503

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 6, 2008

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Penseco Financial Services Corporation will be held at 2:00 p.m., local time, on Tuesday, May 6, 2008 at the HILTON SCRANTON AND CONFERENCE CENTER, 100 ADAMS AVENUE, SCRANTON, PENNSYLVANIA for the following purposes:

      1. To elect three directors of the Class of 2012 to each serve for four-year terms and until their successors are duly elected and qualified;

      2. To approve the Penseco Financial Services Corporation 2008 Long-Term Incentive Plan;

      3. To ratify the selection of McGrail, Merkel, Quinn & Associates as our independent registered public accounting firm for fiscal year 2008; and

      4. To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Shareholders of record of the common stock of Penseco Financial Services Corporation at the close of business on February 15, 2008 are entitled to vote at the meeting and any adjournment or postponement of the meeting. A list of shareholders entitled to vote at the annual meeting will be available at our offices at 150 North Washington Avenue, Scranton, Pennsylvania, for a period of five days prior to the annual meeting and will also be available at the annual meeting.


                                    /s/ Craig W. Best

                                    Craig W. Best
                                    President and Chief Executive Officer


March 17, 2008
Scranton, Pennsylvania

      IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
                 -----------------------------------------------

                     PENSECO FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                               GENERAL INFORMATION

      This proxy statement is being furnished in connection with the solicitation of proxies beginning on or about March 17, 2008 by the Board of Directors of Penseco Financial Services Corporation ("Penseco" or the "Company"), a Pennsylvania business corporation headquartered at 150 North Washington Avenue, Scranton, Pennsylvania 18503, to be used at the Company's Annual Meeting of Shareholders.

      Penseco is the holding company for Penn Security Bank and Trust Company (the "Bank").

      The Annual Meeting will be held at the Hilton Scranton and Conference Center, 100 Adams Avenue, Scranton, Pennsylvania on Tuesday, May 6, 2008 at 2:00 p.m., local time.

      We intend to mail this proxy statement and the enclosed proxy card to shareholders of record on or about March 17, 2008.

                            INFORMATION ABOUT VOTING

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Penseco Financial Services Corporation common stock you owned as of the close of business on February 15, 2008. As of the close of business on February 15, 2008, there were 2,148,000 shares of Company common stock outstanding.

OWNERSHIP OF SHARES; ATTENDING THE MEETING

      You may own shares of Penseco in one of the following ways:

      o  Directly in your name as the shareholder of record;

      o Indirectly through a broker, bank or other holder of record in "street name"; or

      o Indirectly in the Penn Security Bank and Trust Company Employee Stock Ownership Plan (the "ESOP").

      If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

      If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Penseco common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

QUORUM AND VOTE REQUIRED

      QUORUM. A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      VOTES REQUIRED FOR PROPOSALS. You are entitled to one vote for each share you held on the record date, except that for the election of directors you have cumulative voting rights and are entitled to cast in the aggregate a number of votes equal to the number of shares owned multiplied by the number of directors to be elected and to cast such votes for one candidate or to distribute such votes among two or more candidates. Shareholders may exercise their right to cumulative voting by attaching to their proxy card instructions indicating how many votes their proxy should give to each candidate. The candidates receiving the highest number of votes up to the number of directors to be chosen shall be elected. The accompanying proxy permits a shareholder to vote for, or withhold his or her vote from, the election of directors. Votes that are withheld from a director nominee will be excluded entirely from the vote for such nominee and will have no effect thereon. The proxy holders named on the accompanying proxy will vote for the Board's nominees unless the shareholder has withheld his or her vote from some or all of the nominees. The proxy holders may exercise discretionary authority to cumulate votes in the election of directors by distributing the votes they are authorized to cast among the Board's nominees in order to elect the largest possible number of them and, to the extent possible, in order to cast the same number of votes for each Board nominee. In the election of directors, votes that are withheld will have no effect on the outcome of the election. In counting votes on the proposal to approve the 2008 Long-Term Incentive Plan and the proposal to ratify the appointment of the independent registered public accounting firm, abstentions will have the same effect as a vote against the proposals. For all other matters other than the election of directors, each share of common stock outstanding as of February 15, 2008 is entitled to one vote.

VOTING BY PROXY

      The Company's Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.

      The Board of Directors recommends that you vote:

      o  FOR each of the nominees for director;

      o FOR the approval of the Penseco Financial Services Corporation 2008 Long-Term Incentive Plan; and

      o FOR the ratification of the appointment of McGrail, Merkel, Quinn & Associates as the Company's independent registered public accounting firm for fiscal year 2008.

      If any matters not described in this Proxy Statement are properly presented at the annual meeting, the persons named on the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. We do not know of any other matters to be presented at the annual meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the

Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

PARTICIPANTS IN THE PENN SECURITY BANK AND TRUST COMPANY ESOP

      If you participate in the ESOP, you will receive a single voting instruction card for the ESOP that reflects all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee will not vote shares for which no voting instructions are received.

                              CORPORATE GOVERNANCE

GENERAL

      We periodically review and revise our corporate governance policies and procedures to ensure that we meet the highest standards of ethical conduct, report results with accuracy and transparency and maintain full compliance with the laws, rules and regulations that govern our operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

      The Board of Directors, which is elected by the shareholders, is our ultimate decision-making body, except with respect to those matters reserved to the shareholders. The Board selects our senior management team, which is charged with the conduct of our business. The Board acts as an advisor and counselor to senior management and ultimately monitors its performance.

CORPORATE GOVERNANCE GUIDELINES

      Although our common stock is traded on the over-the-counter market and is not presently listed on The Nasdaq Stock Market ("Nasdaq") or listed on a national securities exchange, and as such is not subject to the corporate governance requirements of Nasdaq, the New York Stock Exchange or otherwise, we firmly believe that sound corporate governance is in our best interest and that of our stakeholders, including our shareholders and employees. To that end, the Board of Directors has adopted a corporate governance structure that is modeled upon that required by Nasdaq's listing standards.

      The operation and mission of the Board is embodied in our Board Guidelines on Corporate Governance (the "Guidelines"), a copy of which is posted on our website (www.pennsecurity.com). The Guidelines were adopted by the Board to serve as a framework for its oversight responsibilities. Among other matters, the Guidelines:

       o reinforce that the mission of the Board of Directors is to represent the shareholders' interest in our success through the Board of Director's active oversight and monitoring of management;

       o provide that the Board of Directors shall consist of at least a majority of "independent" directors;

       o confirm that the Board of Directors shall maintain standing committees, including an Audit Committee, Compensation and Benefits Committee, and Nominating and Corporate Governance Committee, and that each of such committees will consist solely of independent directors;

       o provide for an annual evaluation by the Nominating and Corporate Governance Committee of the performance and procedures of the Board, with the goal of increasing the effectiveness of the Board of Directors; and

       o provide that the independent members of the Board of Directors shall periodically conduct executive sessions without the presence of any of our employees.

COMMITTEES OF THE BOARD OF DIRECTORS

      The following table identifies our standing committees and their members at December 31, 2007. All members of each committee are independent in accordance with Nasdaq's listing requirements. The Board's Audit, Compensation and Benefits and Nominating and Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available on our website (www.pennsecurity.com).


                                                                           NOMINATING
                                                                              AND
                                                           COMPENSATION    CORPORATE
                                               AUDIT       AND BENEFITS    GOVERNANCE
NAME                                         COMMITTEE      COMMITTEE       COMMITTEE
------------------------------------------   ---------     ------------    ----------
Craig W. Best............................
Edwin J. Butler..........................       X *              X
Richard E. Grimm.........................
Russell C. Hazelton......................       X
D. William Hume..........................                                       X *
James G. Keisling........................       X                X
P. Frank Kozik...........................       X                X
Robert W. Naismith.......................                        X *
James B. Nicholas........................                                       X
Emily S. Perry...........................                        X              X
Sandra C. Phillips.......................                                       X
Otto P. Robinson, Jr. ...................
Steven L. Weinberger.....................       X                               X

Number of Meetings in 2007...............       8               17              4

------------------
* Denotes Chairperson

      AUDIT COMMITTEE. The Audit Committee assists the Board in undertaking and fulfilling its oversight responsibilities in connection with: (i) reviewing the financial reports and other financial information we prepare for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports; (ii) reviewing our systems of internal controls established for finance, accounting, legal compliance and ethics; (iii) reviewing our accounting and financial reporting processes generally and the audits of our financial statements; (iv) monitoring compliance with legal regulatory requirements; (v) monitoring the independence and performance of our independent registered public accounting firm; and (vi) providing for effective communication between the Board, our senior and financial management and our independent registered public accounting firm.

      The Board of Directors has determined that the Audit Committee does not have an "audit committee financial expert" as that term is defined in the Securities and Exchange Commission's rules and regulations. However, the Board believes that each of the members of the Audit Committee has demonstrated that he is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Because the Board believes that the current members of the Audit Committee are qualified to carry out all of the duties and responsibilities of our Audit Committee, the Board does not believe that it is necessary at this time to actively search for an outside person to serve on the Board who would qualify as an audit committee financial expert.

      COMPENSATION AND BENEFITS COMMITTEE. The Compensation and Benefits Committee is responsible for: (i) reviewing and approving compensation policies and practices for our executive officers; (ii) coordinating the Board of Director's role in establishing performance criteria for executive officers and evaluating their performance annually; (iii) reviewing and recommending to the Board of Directors the annual salary, bonus, stock options and other benefits for our executive officers, including the President and Chief Executive Officer; and (iv) reviewing and recommending to the Board of Directors new executive compensation programs and reviewing annually the operation of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose.

      NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee oversees all aspects of our corporate governance functions, including (i) recommending, for the Board of Director's selection, nominees for director; (ii) identifying qualified individuals to become members of the Board of Directors; and (iii) assisting the Board of Directors in determining the composition of the Board of Directors and its committees.

DIRECTOR COMPENSATION

      The following table sets forth information concerning the compensation received by individuals who served as non-employee directors during the year ended December 31, 2007. During 2007, directors did not receive any perquisites.


                                FEES EARNED OR         ALL OTHER
            NAME                PAID IN CASH ($)    COMPENSATION ($)      TOTAL ($)
------------------------------  -----------------  ------------------  --------------
Edwin J. Butler............     $   51,850          $      --           $   51,850
Russell C. Hazelton........         31,500                 --               31,500
D. William Hume............         52,500                 --               52,500
James G. Keisling..........         40,200                 --               40,200
P. Frank Kozik.............         37,800                 --               37,800
Robert W. Naismith, Ph.D...         41,150                 --               41,150
James B. Nicholas..........         43,500                 --               43,500
Emily  S. Perry............         42,250                 --               42,250
Sandra C. Phillips.........         34,450                 --               34,450
Otto P. Robinson, Jr.......         46,150             24,000 (1)           70,150
Steven L. Weinberger.......         31,300                 --               31,300

----------------------
(1) Represents a retainer received in 2007 for services as General Counsel for the Company and the Bank.

      CASH RETAINER AND MEETING FEES FOR NON-EMPLOYEE DIRECTORS. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on our Board of Directors during 2008.

       Annual Retainer..................................  $  15,000

       Fee per Board Meeting: (1)                             1,000
           Regular Meeting..............................
           Special Meeting..............................      1,000

       Fee per Committee Meeting (2)....................        350
      --------------------------
      (1) The Chairman of the Board receives a fee of $1,250 per Board meeting.
      (2) The Chairman of the Audit Committee receives a fee of $550 per Committee meeting and the Chairman of the Compensation and Benefits Committee and the Chairman of the Nominating and Governance Committee each receive a fee of $450 per Committee meeting.

MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors oversees all of our business, property and affairs. The Chairman of the Board and the executive officers keep the members of the Board informed of the Company's business through discussions at Board meetings and by providing them with reports and other materials. During 2007, the Board of Directors held 13 regular meetings and three special meetings. Each of the directors attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served.

ATTENDANCE AT THE ANNUAL MEETING

      We expect our directors to attend annual meetings of shareholders. All directors attended the 2007 Annual Meeting of Shareholders.

EMPLOYEE CODE OF ETHICS

      To aid in its oversight of our management and employees, the Board has adopted a Code of Ethical Conduct applicable to all of our employees, including our principal executive officer and principal accounting officer, and the employees of our wholly-owned subsidiary, Penn Security Bank and Trust Company. The Code of Ethical Conduct is designed to enumerate the Board's expectations for the conduct of our employees in carrying out our mission. The Code of Ethical Conduct requires that such individuals carry out their jobs in an honest and ethical manner, in compliance with laws, avoiding conflicts of interest, while implementing and maintaining our public communication and disclosure reporting systems. A copy of the Code of Ethical Conduct is posted on our website (www.pennsecurity.com).

      In addition to the compliance reporting mechanisms set forth in the Code of Ethical Conduct, the Audit Committee of the Board has also implemented procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters, including a mechanism for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

                                 STOCK OWNERSHIP

      No shareholder owns of record or is known by the Board of Directors to be the beneficial owner of more than 5% of our outstanding common stock.

      The following table sets forth the information concerning the number of shares of Company common stock beneficially owned by each director or nominee for director, by the executive officers named in the Summary Compensation Table set forth elsewhere herein and by all directors, nominees for director and executive officers as a group.

                                             AMOUNT AND
                                              NATURE OF
                                             BENEFICIAL            PERCENT OF
                                              OWNERSHIP           COMMON STOCK
               NAME                              (1)             OUTSTANDING(2)
-----------------------------------          ------------        ---------------
Craig W. Best....................             2,611  (3)                *
Edwin J. Butler..................            20,502  (4)                *
William J. Calpin, Jr............               902  (5)                *
Richard E. Grimm.................             4,220  (6)                *
Russell C. Hazelton..............            14,876  (7)                *
D. William Hume..................             5,060  (8)                *
James G. Keisling................            21,217  (9)                *
Andrew A. Kettel, Jr.............             3,219 (10)                *
P. Frank Kozik...................            17,116 (11)                *
Robert W. Naismith...............            32,422 (12)               1.5
James B. Nicholas................             9,550 (13)                *
Emily S. Perry...................             2,190 (14)                *
Sandra C. Phillips...............            74,460 (15)               3.5
Otto P. Robinson, Jr.............            75,696 (16)               3.5
Patrick Scanlon..................             2,261 (17)                *
Steven L. Weinberger.............             1,600 (18)                *
All Directors and Executive
Officers as a group
  (25 individuals)...............           295,242                   13.7%

------------------------
 * Less than 1% of the outstanding shares of Common Stock or less than 1% of the voting power.
(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities as to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership of within 60 days after February 15, 2008. Beneficial ownership may be disclaimed as to certain of the securities.
(2) Based on 2,148,000 shares of Company common stock outstanding and entitled to vote as of the close of business on February 15, 2008.
(3) Includes 2,500 shares in a self-directed IRA and 110 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Best has a non-vested interest.
(4)  Includes 1,367 shares in a self-directed IRA.
(5) Includes 300 shares in a self-directed IRA and 602 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Calpin has a vested interest
(6) Includes 780 shares owned jointly by Mr. Grimm and his wife and 3,436 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Grimm has a vested interest.
(7) Includes 8,724 shares owned jointly by Mr. Hazelton and his wife, 800 shares owned by Mr. Hazelton's wife and 960 shares in a self-directed IRA.
(8) Includes 1,789 shares owned jointly by Mr. Hume and his wife, 100 shares in a self-directed IRA owned by Mr. Hume's wife and 3,171 shares in a self-directed IRA.
(9) Includes 1,400 shares owned jointly by Mr. Keisling and his wife, 2,100 shares owned by Mr. Keisling's wife, 6,044 shares in a self-directed IRA and 10,973 shares held in a custodial account.

(10) Includes 221 shares owned jointly by Mr. Kettel, his brother and his father and 2,991 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Kettel has a vested interest.
(11) Includes 14,596 shares owned jointly by Mr. Kozik and his wife and 2,400 shares in a self-directed IRA.
(12) Includes 19,500 shares owned jointly by Dr. Naismith and his wife, 300 shares held by Dr. Naismith's wife and 12,622 shares in a self-directed IRA.
(13) Includes 1,150 shares owned by Mr. Nicholas's mother, for which Mr. Nicholas has power-of-attorney, 5,300 shares in a self-directed IRA, 600 shares owned by Mr. Nicholas's wife and 2,500 shares held in trust accounts.
(14) Includes 1,480 shares owned jointly by Mrs. Perry, her husband and her children and 290 shares in a self-directed IRA.
(15) These shares are held in trust accounts.
(16) Includes 9,456 shares owned jointly by Mr. Robinson and his wife and 12,998 shares owned by Mr. Robinson's wife and children.
(17) These shares are held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Scanlon has a vested interest.
(18) Includes 750 shares held in trust accounts and 750 shares in a self-directed IRA.

                      ITEMS TO BE VOTED ON BY SHAREHOLDERS

ITEM 1 -- ELECTION OF DIRECTORS

      The Company's Board of Directors currently consists of thirteen members, all of whom are independent under the listing standards of the Nasdaq Stock Market, except for Craig W. Best, Otto P. Robinson, Jr. and Richard E. Grimm. The Board is divided into four classes, as nearly equal in number as possible, and identified by the year in which the term of such class expires, i.e., the Class of 2008, the Class of 2009, the Class of 2010 and the Class of 2011. The Class of 2012 directors elected at this annual meeting will serve for four-year terms. The Classes of 2009, 2010 and 2011 will continue to serve for one year, two years and three years, respectively, in order to complete their four-year terms.

      The Board of Directors has fixed the number of directors in the Class of 2012 at three and has nominated Russell C. Hazelton, Robert W. Naismith, Ph.D. and Emily S. Perry for election as Class of 2012 directors to hold office for four-year terms to expire at the 2012 Annual Meeting of Shareholders or when their successors are duly elected and qualified. These individuals are currently members of our Board of Directors.

      Unless you indicate on your proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board's nominees. If any nominee is unable to serve, the persons named on the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ITS NOMINEES.

      Information regarding the Board of Directors' nominees and the directors continuing in office is provided below.

                       NOMINEES FOR ELECTION OF DIRECTORS
-------------------------------------------------------------------------------------------
                                                                              DIRECTORSHIP
                         AGE AS                                                 OF OTHER
                           OF         PRINCIPAL OCCUPATION         DIRECTOR     PUBLIC
NAME                   2/15/2008      FOR PAST FIVE YEARS           SINCE      COMPANIES
-------------------------------------------------------------------------------------------
                                   Mr. Hazelton is a retired
                                   Captain for TransWorld
Russell C. Hazelton       73       Airlines.                         1977       None
-------------------------------------------------------------------------------------------
                                   Dr. Naismith has served as
                                   Chairman and Chief Executive
                                   Officer of Roosevelt Capital
                                   Partners, LLC since January
                                   2008. Prior to that time, Dr.
                                   Naismith was Chairman and
Robert W.Naismith, Ph.D.  63       Chief Executive Officer of
                                   Life Science Analytics, Inc.      1988       None
-------------------------------------------------------------------------------------------
                                   Ms. Perry is a retired
                                   Insurance Account Executive
Emily S. Perry            68       and a community volunteer.        1983       None
-------------------------------------------------------------------------------------------

                         DIRECTORS CONTINUING IN OFFICE
------------------------------------------------------------------------------------------------------------------
                                                                              TERM EXPIRES AT
                         AGE AS                                                ANNUAL MEETING     DIRECTORSHIP OF
                           OF         PRINCIPAL OCCUPATION         DIRECTOR    OF SHAREHOLDERS      OTHER PUBLIC
NAME                   2/15/2008      FOR PAST FIVE YEARS           SINCE      TO BE HELD IN          COMPANIES
------------------------------------------------------------------------------------------------------------------
                                   Executive Vice-President
                                   and Treasurer.  Mr. Grimm
                                   has served the Bank as
                                   Executive Vice-President
Richard E. Grimm          60       and Cashier since 1994.           1994       2009                   None
------------------------------------------------------------------------------------------------------------------
                                   Mr. Nicholas is President
                                   of D.G. Nicholas Co.,
                                   Scranton, PA, a wholesale
James B. Nicholas         56       auto parts company                1981       2009                   None
-------------------------------------------------------------------------------------------------------------------

                         DIRECTORS CONTINUING IN OFFICE
------------------------------------------------------------------------------------------------------------------
                                                                              TERM EXPIRES AT
                         AGE AS                                                ANNUAL MEETING     DIRECTORSHIP OF
                           OF         PRINCIPAL OCCUPATION         DIRECTOR    OF SHAREHOLDERS      OTHER PUBLIC
NAME                   2/15/2008      FOR PAST FIVE YEARS           SINCE      TO BE HELD IN          COMPANIES
------------------------------------------------------------------------------------------------------------------
                                   Ms. Phillips has served on
                                   the Abington Advisory Board
                                   of Penn Security Bank and
                                   Trust Company since 1984. She
                                   is active in various community
Sandra C. Phillips        65       organizations.                    1994       2009                   None
-------------------------------------------------------------------------------------------------------------------
                                   President and Chief Executive
                                   Officer. Previously, Mr. Best
                                   was Chief Operating Officer of
                                   First Commonwealth Bank, a $6.2
                                   billion financial services
                                   institution headquartered in
Craig W. Best             47       Indiana, PA.                      2006       2010                   None
-------------------------------------------------------------------------------------------------------------------
                                   Chairman of the Board of
                                   Directors. Mr. Hume retired in
                                   January 1999 and was Senior Vice-
                                   President and Assistant
                                   Secretary of the Bank at that
D. William Hume           81       time.                             1991       2010                   None
--------------------------------------------------------------------------------------------------------------------
                                   Mr. Keisling is Chairman of
                                   the Board of CPG International,
                                   Inc. and Vycom Corp., manufacturers
                                   of plastic sheets products.  Mr.
                                   Kiesling was formerly Chief Executive                              CPG
                                   Officer of Compression Polymers                               International,
James G. Keisling         60       Group and Vycom Corp.              1984      2010                  Inc.
---------------------------------------------------------------------------------------------------------------------
                                   Mr. Robinson retired as of January
                                   2, 2006 and was President, Chief
                                   Executive Officer and General
                                   Counsel of the Bank at the time.
                                   Mr. Robinson serves as General
                                   Counsel to the Bank (excluding
                                   corporate governance affairs) and
                                   continues his private practice
Otto P. Robinson, Jr.     69       of law.                            1967      2010                   None
---------------------------------------------------------------------------------------------------------------------
                                   Mr. Butler retired in September
                                   1991 and was Executive Vice-
                                   President and Cashier of the
Edwin J. Butler           81       Bank at that time.                 1977      2011                   None
---------------------------------------------------------------------------------------------------------------------
                                   Secretary. Mr. Kozik is President
                                   and Chief Executive Officer of
                                   Scranton Craftsmen, Inc., Throop,
                                   PA, a corporation dealing in
                                   miscellaneous iron, pre-cast
                                   concrete products and ready
P. Frank Kozik            68       mixed concrete.                    1981      2011                   None
----------------------------------------------------------------------------------------------------------------------
                                   Mr. Weinberger is President of
                                   G. Weinberger Company, Old Forge,
                                   PA, a mechanical contractor
                                   specializing in commercial and
Steven L. Weinberger      60       industrial construction.           1999      2011                   None
-----------------------------------------------------------------------------------------------------------------------

ITEM 2 - APPROVAL OF THE PENSECO FINANCIAL SERVICES CORPORATION 2008 LONG-TERM INCENTIVE PLAN

PROPOSED ACTION REGARDING THE 2008 LONG-TERM INCENTIVE PLAN

      At the annual meeting, stockholders will be asked to approve the Penseco Financial Services Corporation 2008 Long-Term Incentive Plan (the "2008 Plan"), which was adopted, subject to stockholder approval, by the Board of Directors on January 15, 2008.

      The Company believes that incentives and stock-based awards focus employees on the dual objectives of creating stockholder value and promoting the Company's success, and that long-term incentive plans like the 2008 Plan help to attract, retain and motivate valued employees and directors. The Board of Directors believes that the 2008 Plan will promote the interests of the Company and its stockholders and that it will give the Company flexibility to continue to provide incentives that are based on the attainment of corporate objectives and increases in stockholder value.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PENSECO FINANCIAL SERVICES CORPORATION 2008 LONG-TERM INCENTIVE PLAN.

SUMMARY DESCRIPTION OF THE 2008 LONG-TERM INCENTIVE PLAN

      The principal terms of the 2008 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2008 Plan, which appears as Appendix A to this proxy statement.

      PURPOSES OF THE 2008 PLAN. The purposes of the 2008 Plan are to promote the success and enhance the value of the Company by providing long term incentives to directors and employees of the Company and its subsidiaries linking their personal interest to that of the Company's shareholders. The 2008 Plan is further intended to provide flexibility to the Company by increasing its ability to motivate, attract and retain services of employees and directors upon whose judgment, interest and special effort the successful conduct of the Company's operations are largely dependent.

      ADMINISTRATION. The Compensation Committee of the Board of Directors will administer the 2008 Plan. Any action required or permitted to be taken by the Committee under the 2008 Plan requires the affirmative vote of a majority of a quorum of the Committee members, where a majority of the Committee members constitutes a quorum. The Committee may also act by written determination, provided such determination is signed by all Committee members. The Committee may delegate all or any part of its authority under the 2008 Plan to a subcommittee of directors and/or officers of the Company for purposes of determining and administering awards granted to persons who are not then subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934. (The appropriate acting body, be it a subcommittee or the Committee is referred to in this proposal as the "Administrator.")

      The Administrator has broad authority under the 2008 Plan with respect to awards granted under the 2008 Plan, including, without limitation, the authority to:

      o  Designate the individuals eligible to receive awards under the 2008
         Plan;

      o Determine the size, type and date of grant for individual awards, provided that awards approved by the Administrator are not effective unless and until ratified by the Board of Directors; and

      o Interpret the 2008 Plan and award agreements issued with respect to individual participants.

      Each award granted under the 2008 Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each award and may include additional provisions and restrictions as determined by the Administrator, provided they are consistent with the 2008 Plan.

      ELIGIBILITY. Persons eligible to receive awards under the 2008 Plan include directors, officers, employees, consultants and other service providers of the Company and its subsidiaries, except that incentive stock options may be granted only to individuals who are employees on the date of grant.

      AUTHORIZED SHARES; LIMITS ON AWARDS. The total number of shares of the Company's common stock available for grant as awards under the 2008 Plan shall not exceed in the aggregate five percent of the outstanding shares of the Company's common stock as of February 15, 2008, or 107,400 shares of the Company's common stock.

      Shares available for grant under the 2008 Plan may be authorized and unissued shares, treasury shares held by the Company or shares purchased or held by the Company or a subsidiary for purposes of the 2008 Plan, or any combination thereof. Shares issued upon assumption or conversion of outstanding stock-based awards granted by an acquired company shall be disregarded in applying the limitation on awards.

      TYPES OF AWARDS. The 2008 Plan authorizes grants of stock options, stock appreciation rights, dividend equivalents, performance awards, restricted stock and restricted stock units.

      A stock option is the right to purchase shares of the Company common stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of a stock option may not be less than the fair market value of a share of the Company common stock on the date of grant. The maximum term of a stock option is ten years from the date of grant. Stock options granted under the 2008 Plan may be nonqualified stock options or incentive stock options under the Internal Revenue Code.

      A stock appreciation right is the right to receive, upon exercise of that right, an amount, which may be paid in cash, shares of common stock or a combination thereof in the Committee's discretion, equal to the excess of the fair market value per share of the Company's common stock on the date of exercise of the stock appreciation right over the exercise price of the stock appreciation right as determined by the Committee on the grant date. Stock appreciation rights may be granted in connection with other awards or independently.

      A dividend equivalent is the right to receive an amount, in cash, either currently or deferred, or converted into shares of common stock, equal to the regular cash dividend paid on one share of common stock. Dividend equivalents may only be granted in connection with the grant of an award that is based on but does not consist of shares of common stock, whether or not restricted, and the number of dividend equivalents granted shall not exceed the number of related stock-based rights. Dividend equivalents expire no later than the date on which their related stock-based rights are first exercised, expire or are forfeited.

      A performance award is the right to receive a number of shares of common stock or a cash amount based on the extent to which performance goals, as described under the 2008 Plan, are achieved.

      A restricted stock award is a grant of a certain number of shares of common stock subject to the lapse of certain restrictions determined by the Administrator.

      A restricted stock unit is the right to receive a share of Company common stock at a future date subject to the lapse of certain restrictions determined by the Administrator.

      EFFECT OF TERMINATION OF SERVICE ON AWARDS. Unless otherwise specified in the 2008 Plan or the applicable award agreement, awards of stock options or stock appreciation rights not exercisable upon termination of service will expire immediately and automatically upon termination of service. Any portion of stock options or stock appreciation rights that are exercisable upon termination of service for cause will immediately and automatically expire upon termination, and any shares for which certificates have not been delivered will immediately and automatically be forfeited and the participant will be refunded any exercise price paid. If termination is by reason of disability or death, those exercisable stock options and stock appreciation rights may be exercisable for 12 months following termination; if termination is for any reason other than death, disability or cause, those exercisable options or stock appreciation rights will be exercisable for a period of 90 days following termination. Unless otherwise determined by the Administrator, awards of restricted stock and restricted stock units are forfeited upon termination of service during the restriction period. The distribution of performance awards is contingent upon continuous employment during the performance period, unless termination of service is the result of death, disability, with the consent of the Administrator, normal or late retirement, or early retirement, with the consent of the Administrator, or transfer of an executive in a spin-off, with the consent of the Administrator.

      EFFECT OF CHANGE IN CONTROL ON AWARDS. A "change in control" with respect to any award has the meaning assigned to the term in the change in control agreement, if any; provided, however, if there is no such agreement, it shall have the meaning given to it in the 2008 Plan. In the event of a change in control, a pro rata portion of all outstanding performance awards shall be payable ten days after the change in control in accordance with the 2008 Plan. Notwithstanding anything to the contrary set forth in the 2008 Plan, upon or in anticipation of a change in control, the Board may, in its sole and absolute discretion and without need for a participant's consent, take one or more of the following actions, with regards to stock options and stock appreciation rights:
(1) cause any or all outstanding awards to become vested and immediately exercisable, in whole or in part; (2) cause any outstanding stock option to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to the change in control, cancel that option upon closing of the change in control; (3) cancel any stock option in exchange for a substitute award in a manner consistent with all rules and regulations; (4) cancel any stock appreciation right in exchange for stock appreciation rights with respect to the capital stock of any successor corporation or its parent; (5) cancel any stock appreciation right in exchange for cash and/or other substitute consideration with a value determined in accordance with the 2008 Plan; and/or (5) cancel any stock option in exchange for cash and/or other substitute consideration with a value determined in accordance with the 2008 Plan; and with regards to restricted stock and restricted stock units the Board may: (1) cause any or all outstanding awards to become non-forfeitable, in whole or in part; (2) cancel any award in exchange for restricted shares or restricted stock units with respect to the capital stock of any successor corporation or its parent; or (3) redeem any award for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share on the date of the change in control.

      TRANSFER RESTRICTIONS. Subject to certain exceptions, recipients may not transfer awards of stock options or stock appreciation rights under the 2008 Plan other than by will or the laws of descent and distribution. Generally, only the recipient may exercise an award during the recipient's lifetime. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient's beneficiary or legal representative. Awards of restricted stock and restricted stock units and performance awards may be transferable by assignment by the recipient to the extent provided in the applicable restricted stock award or performance award agreement.

      RELEVANT CHANGE ADJUSTMENTS. As is customary in long-term incentive plans of this nature, appropriate adjustments in the number, class and/or issuer of shares available for grant and in any outstanding awards, including adjustments in the size of the award and exercise price, may be made by the Administrator to give effect to adjustments made in the number of shares of common stock effected by a merger, consolidation, recapitalization, reclassification, combination, spin-off, common stock dividend, stock split, or other relevant change.

      AMENDMENT OR TERMINATION OF THE 2008 LONG-TERM INCENTIVE PLAN. The Board may generally amend, suspend, discontinue or terminate the 2008 Plan at any time and in any manner, except that no amendment by the Board shall, without further stockholder approval, increase the total number of shares of common stock which may be made subject to the 2008 Plan (except as required pursuant to "relevant change adjustments" described above), make any change, without consent of the participant, which impairs any previously granted awards, or make any other change for which stockholder approval is required by law or required by the listing standards of any national securities exchange or national securities market where the shares of the Company are listed.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE 2008 LONG-TERM INCENTIVE PLAN

       The federal income tax consequences of the 2008 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2008 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

      With respect to nonqualified stock options, the Company is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. Stock appreciation rights are generally taxed and deductible in substantially the same manner as nonqualified stock options.

      With respect to incentive stock options, there typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

      Generally, the recipient of a restricted stock award recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the fair market value of the stock at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse. A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the fair market value of the stock at the time of grant, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse.

      With respect to the other awards authorized under the 2008 Plan, cash and stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. In each of these cases, the Company receives a corresponding deduction at the time the participant recognizes ordinary income.

NEW PLAN BENEFITS UNDER THE 2008 LONG-TERM INCENTIVE PLAN

      The Company has not approved any awards under the 2008 Plan that are conditioned upon stockholder approval of the 2008 Plan and is not currently considering any specific award grants under the 2008 Plan.

PROPOSAL 3 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board of Directors has appointed McGrail, Merkel, Quinn & Associates, as our independent registered public accounting firm for 2008. McGrail, Merkel, Quinn & Associates has served as our independent registered public accounting firm for 2007. Representatives of the firm are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGRAIL, MERKEL, QUINN & ASSOCIATES AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008.

AUDIT FEES

      The following table sets forth the fees billed to us for the fiscal years ending December 31, 2007 and 2006, respectively, by McGrail, Merkel, Quinn & Associates.

                                       Year Ended December 31,
                                     --------------------------
                                         2007          2006
                                     ------------  ------------

          Audit Fees (1)..........    $123,000      $115,000
          Audit-Related Fees (2)..      23,000        22,000
          Tax Fees (3)............      10,000         8,500
          All Other Fees..........          --            --
                                      --------      --------
          Total...................    $156,500      $145,500
                                      ========      ========
-------------------
(1) Audit fees consist of fees for professional services rendered for the audit of our financial statements and review of financial statements included in our quarterly reports and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2) Audit-related fees consist of fees for audits of employee benefit plans and student loans.
(3) Tax fees consist of compliance fees for the preparation of original tax returns. Tax service fees also include fees relating to other tax advice, tax consulting and planning.

POLICY ON PRE-APPROVAL OF SERVICES BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee has adopted policies and procedures relating to the approval of audit, audit-related, tax services and other services to be performed by our independent registered public accounting firm. Pursuant to these policies, all services to be performed by our independent registered public accounting firm must be approved by the Audit Committee in advance. During the year ended December 31, 2007, all audit and non-audit services were approved, in advance, by the Audit Committee in compliance with these procedures.

                            REPORT OF AUDIT COMMITTEE

      The Audit Committee has reviewed Penseco's audited financial statements as of and for the year ended December 31, 2007, and met separately with management and McGrail, Merkel, Quinn & Associates, independent registered public accountants, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

      Management has primary responsibility for Penseco's financial statements and the overall reporting process, including Penseco's system of internal controls. The independent registered public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of Penseco in conformity with accounting principles generally accepted in the United States of America and discuss with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us.

      The Audit Committee has received from and discussed with McGrail, Merkel, Quinn & Associates the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) as adopted by the Public Company Accounting Oversight Board in Rule 3600T. These items relate to the firm's independence from the Company and its management. The Audit Committee also discussed with McGrail, Merkel, Quinn & Associates any matters required to be discussed by Statement on Auditing Standards No. 114 (Communication With Those Charged With Governance) as adopted by the Public Company Accounting Oversight Board.

      Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and that Board has approved, that the audited financial statements be included in Penseco's Annual Report on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission. The Audit Committee has also approved the selection of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

    MEMBERS OF THE AUDIT COMMITTEE OF PENSECO FINANCIAL SERVICES CORPORATION

                            Edwin J. Butler, Chairman
                               Russell C. Hazelton
                                James G. Keisling
                                 P. Frank Kozik
                              Steven L. Weinberger

                      COMPENSATION DISCUSSION AND ANALYSIS

OUR COMPENSATION PHILOSOPHY

      Our compensation philosophy starts from the premise that the success of Penseco Financial Services Corporation depends, in large part, on the dedication and commitment of the people we place in key operating positions to drive our business strategy. We strive to satisfy the demands of our business model by providing our management team with incentives tied to the successful implementation of our corporate objectives. However, we recognize that the Company operates in a competitive environment for talent. Therefore, our approach to compensation considers the full range of compensation techniques that enable us to compare favorably with our peers as we week to attract and retain key personnel.

      We base our compensation decisions on the following principles:

      o Meeting the Demands of the Market - Our goal is to compensate our employees at competitive levels that position us as the employer of choice among our peers who provide similar financial services in the markets we serve.

      o Driving Performance - We will structure compensation around the attainment of company-wide, business unit and individual targets that return positive results to our bottom line.

      o Reflecting our Business Philosophy - Our approach to compensation reflects our values and the way we do business in the communities we serve.

      Our compensation program currently relies on two primary elements: (i) base compensation or salary and (ii) discretionary cash-based, short-term incentive compensation. For a description of our proposed stock-based, long-term incentive compensation, see "Items to be Voted on by Shareholders--Item 2--Approval of the Penseco Financial Services Corporation 2008 Long-Term Incentive Plan--Summary Description of the 2008 Long-Term Incentive Plan." We believe that we can meet the objectives of our compensation philosophy by achieving a balance among these elements that is competitive with our industry peers and creates appropriate incentives for our management team. To achieve the necessary balance, the Compensation and Benefits Committee of our Board of Directors has consulted with Larry R. Webber and Robert Jones, independent compensation consultants, as well as reviewed survey data for peer institutions to help us benchmark our compensation program and our financial performance to our peers. See "Role of Compensation Consultant" and "Peer Group Analysis."

      BASE COMPENSATION. The salaries of our named executive officers are reviewed at least annually to assess our competitive position and make any necessary adjustments. Our goal is to maintain salary levels for our named executive officers at a level consistent with base pay received by those in comparable positions at our peers. To further that goal, we obtain peer group information from a variety of sources. See "Peer Group Analysis." We also evaluate salary levels at the time of promotion or other change in responsibilities or as a result of specific commitments we made when a specific officer was hired. Individual performance and retention risk are also considered as part of our annual assessment.

      CASH-BASED INCENTIVE COMPENSATION. The Compensation and Benefits Committee of the Board of Directors authorizes discretionary bonuses for our named executive officers based on the terms of our cash-based incentive program which rewards the attainment of annual company-wide financial objectives at specified levels and individual performance relative to the specific tasks we expect an employee to accomplish during the year. Our objective is to drive annual performance at both the company and individual levels to the highest attainable levels by establishing thresholds tied to incentive awards.

ROLE OF THE COMPENSATION AND BENEFITS COMMITTEE

      We rely on the Compensation and Benefits Committee to develop our executive compensation program and to monitor the success of the program in achieving the objectives of our compensation philosophy. The Committee, which consists of five independent directors, is also responsible for the administration of our compensation programs and policies, including the administration of our cash- and stock-based incentive programs as well as our tax-qualified plans. The Committee reviews and approves all compensation decisions relating to our officers. The compensation of our Chief Executive Officer and the other named executive officers are set by the Committee. The Chief Executive Officer attends the Compensation and Benefits Committee meetings at the invitation of the Committee. The Chief Executive Officer does not participate in any discussions on his own compensation and does not vote on matters presented in the Committee. The Committee operates under the mandate of a formal charter that establishes a framework for the fulfillment of the Committee's responsibilities. A copy of the charter of the Compensation and Benefits Committee is posted on our website (www.pennsecurity.com).

      The Committee reviews the charter at least annually to ensure that the scope of the charter is consistent with the Committee's expected role. Under the charter, the Committee is charged with general responsibility for the oversight and administration of our compensation program. During 2007, the Compensation and Benefits Committee met 17 times. The members of the Committee are Edwin J. Butler, James G. Keisling, P. Frank Kozik, Robert W. Naismith and Emily S. Perry, each of whom is independent under Nasdaq listing standards.

ROLE OF COMPENSATION CONSULTANTS

      Our Compensation and Benefits Committee has worked with Larry R. Webber and Robert Jones, independent consultants, to help us benchmark our compensation program against our peers and to ensure that our program is consistent with prevailing practice in our industry. We paid Mr. Webber $3,168 and Mr. Jones $16,720 in the aggregate for their services during the 2007 fiscal year.

ROLE OF MANAGEMENT

      Our Chief Executive Officer makes recommendations to the Compensation and Benefits Committee from time to time regarding the appropriate mix and level of compensation for his subordinates. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation and Benefits Committee. Our Chief Executive Officer does not participate in Committee discussions or the review of Committee documents relating to the determination of his own compensation.

PEER GROUP ANALYSIS

      A critical element of our compensation philosophy and a key driver of specific compensation decisions for our management team is the comparative analysis of our compensation mix and levels relative to a peer group of publicly traded banks and thrifts. We firmly believe that the cornerstone of our compensation program is the maintenance of competitive compensation program relative to the companies with whom we compete for talent. In 2007, our peer group was selected with the assistance of our compensation consultants on the basis of several factors, including geographic location, size, operating characteristics, and financial performance.

SEVERANCE AND CHANGE IN CONTROL BENEFITS

      We recognize that an important consideration in our ability to attract and retain key personnel is our ability to minimize the impact on our management team of the possible disruption associated with our analysis of strategic opportunities. Accordingly, we believe that it is in the best interest of Penseco and its shareholders to provide our key personnel with reasonable financial arrangements in the event of termination of employment following a change in control or involuntary termination of employment for reasons other than cause. Our Chief Executive Officer, who has an employment agreement, has a provision in his agreement that provides for certain benefits in the event of voluntary or involuntary termination following a change in control. These provisions are described in the "Other Potential Post-Termination Benefits" section below. In addition, the employment agreement contains provisions which provide for certain severance benefits in the event we terminate the Chief Executive Officer's employment for reasons other than cause. These provisions are also described in "Employment Agreement" along with estimates of the severance and change in control benefits provided to the Chief Executive Officer.

RETIREMENT BENEFITS; EMPLOYEE WELFARE BENEFITS

      We offer our employees tax-qualified retirement plans. Our primary retirement benefit vehicles are (i) a pension plan, (ii) a retirement profit sharing plan and (iii) an employee stock ownership plan that allows participants to accumulate a retirement benefit in employer stock at no cost to the participant. We also provided our former Chief Executive Officer and provide our present Chief Executive Officer with a supplemental retirement plan agreement which provides the former and present executives with additional benefits in excess of those accrued in the pension plan due to the limit on compensation contained in Section 401(a)(17) of the Internal Revenue Code. A description of these arrangements is provided under "Supplemental Benefit Plan Agreement." These benefits are consistent with the benefits provided to similarly situated officers of institutions in our peer group.

      In addition to retirement programs, we provide our employees with coverage under medical, dental, vision, life insurance and disability plans on terms consistent with industry practice.

Perquisites

      We provide certain of our officers, including the Chief Executive Officer, with perquisites similar to those provided to executives employed by our peers. The perquisites are intended to further the officers' abilities to promote the business interests of Penseco in our markets and to reflect competitive practices for similarly situated officers employed by our peers.

DIRECTOR COMPENSATION

      RETAINER AND MEETING FEES. Our outside directors are compensated through a combination of retainers and meeting fees. Directors who are also employees of the company do not receive additional compensation for service on the Board. The level and mix of director compensation is revised by the Compensation and Benefits Committee on a periodic basis to ensure consistency with the objectives of our overall compensation philosophy. See "Corporate Governance--Director Compensation."

OUR 2007 COMPENSATION PROGRAM

SALARY LEVELS AND ADJUSTMENTS

      The base salaries paid to our named executive officers are set forth above in the Summary Compensation Table. We believe that the base salaries paid to our executive officers during 2007 achieves our executive compensation objectives, compares favorably to our peer group and is within our target of providing a base salary at the market median.

      In January 2008, adjustments to our executive base salaries were made based on an analysis of current market pay levels of peer companies and in published surveys. In addition to the pay levels of our peer group, factors taken into account in making any changes for 2008 included the contributions made by the executive officer, the performance of the executive officer, the role and responsibilities of the executive officer and the relationship of the executive officer's base pay to the base salary of our other executives. The Committee adjusted base salaries for 2008 on an average by 3%, which placed senior management, as a group, within the peer group median.

BONUS AWARDS

      Subject to the final approval of the Bank's full Board of Directors, the Compensation and Benefits Committee authorized bank-wide cash bonuses. The Committee determined the bonus of the President/Chief Executive Officer. The Committee, based on recommendations of the Chief Executive Officer, determined the bonuses of the other members of senior management. The Board of Directors voted final approval of all bonuses in January 2008 for payment in February 2008.

STOCK APPRECIATION RIGHTS

      On February 29, 2008, the Compensation and Benefits Committee of the Board of Directors awarded 8,500 stock appreciation rights to our Chief Executive Officer, which will vest annually at a rate of 1,700 per year, at a strike price of $37.50 per share. The stock appreciation rights grant the executive the right to receive, upon exercise of that right, an amount equal to the excess of the fair market value of the Company's common stock on the date of use over the exercise price of the rights. At the discretion of the Compensation and Benefits Committee, this amount may be paid in cash, stock or a combination thereof.

                   COMPENSATION AND BENEFITS COMMITTEE REPORT

      The Compensation and Benefits Committee has reviewed and discussed with management the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussions, the Compensation and Benefits Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. See "Compensation Discussion and Analysis."

          COMPENSATION AND BENEFITS COMMITTEE OF THE BOARD OF DIRECTORS
                    OF PENSECO FINANCIAL SERVICES CORPORATION

                       Robert W. Naismith, Ph.D., Chairman
                                 Edwin J. Butler
                                James G. Keisling
                                 P. Frank Kozik
                                 Emily S. Perry

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth information for the year ended December 31, 2007 concerning the compensation of our principal executive officer, principal financial officer and the Company's other three most highly compensated executive officers (or executive officers of its subsidiaries) whose compensation was $100,000 or more and who were serving as such on December 31, 2007 for services in all capacities to the Company and its subsidiaries. No named executive officers received perquisites in excess of $10,000 during the year ended December 31, 2007.

                                                                  Change in
                                                                 Pension Value
                                                               and Nonqualified
                                                                   Deferred
                                                      Stock     Compensation     All Other
     Name and                    Salary     Bonus     Awards      Earnings     Compensation
Principal Position      Year      ($)       ($)(1)    ($)(2)       ($)(3)        ($)(4)        Total($)
------------------------------------------------------------------------------------------------------------
Craig W. Best           2007     237,444    60,409    9,350        28,835         5,276        341,314
President and           2006     228,367    45,673       --        11,333         4,870        290,243
Chief Executive
Officer

Patrick Scanlon         2007     101,570    13,168       --        26,817         2,631        144,186
Senior Vice             2006      94,700    10,640       --         9,951         2,096        117,387
President and
Controller

Richard E. Grimm        2007     172,127    13,718       --        85,314         4,300        275,459
Executive Vice          2006     165,439    11,246       --        38,398         3,712        218,795
President,
Credit Division
Head

Andrew A. Kettel,       2007     118,218    39,861       --        50,093         2,857        211,029
Jr. Executive           2006     104,849     3,616       --        14,882         2,358        125,705
Vice President,
Private Banking
Division Head

William J.              2007     111,421     3,300       --        16,815         2,662        134,198
Calpin, Jr.             2006     107,737     2,120       --        10,354         2,384        122,595
Senior Vice
President,
Trust Division
Head

------------------------------
(1) Represents the dollar value of cash bonuses earned during the fiscal year.
(2) Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) of the vesting of 2,000 stock appreciation rights in 2007 for Mr. Best using the Black-Scholes pricing model. For further information on the assumptions used to compute the fair value, see note 14 to the consolidated financial statements contained in the Company's Annual Report on Form 10-K. Mr. Best was awarded 10,000 stock appreciation rights on January 2, 2006, which vest annually at a rate of 2,000 per year.
(3) Represents the sum of (i) the aggregate change in the actuarial present value of accumulated benefits under all defined benefit and actuarial pension plans from the plan measurement date used for financial statement reporting purposes with respect to the prior completed fiscal year to the plan measurement date used for financial statement reporting purposes with respect to the covered fiscal year, and (ii) above-market or preferential earnings on non-tax-qualified deferred compensation.
(4) Details of the amounts reported in the "All Other Compensation" column for 2007 are provided in the table below:

                                  Mr. Best     Mr. Scanlon     Mr. Grimm     Mr. Kettel     Mr. Calpin
                                ------------------------------------------------------------------------
    Employer Contributions
    to the Profit Sharing Plan    $ 2,638       $ 1,315        $ 2,150        $ 1,428        $ 1,331
    Employer Contributions to
    the ESOP                        2,638         1,316          2,150          1,429          1,331

      The foregoing table includes payments made on behalf of the named executive officers to the Bank's Retirement Profit Sharing Plan (the "Profit Sharing Plan"). The Profit Sharing Plan includes employees as well as executive officers. Directors who are not employees are not included in the Profit Sharing Plan. Under the Profit Sharing Plan, amounts approved by the Board are paid into a fund and each employee is credited with a share in proportion to his or her annual compensation. Upon retirement or death or termination or disability, each employee is paid the total amount of his or her credits in the fund in one of a number of optional ways. In 2007, the Bank contributed $70,000 to the Profit Sharing Plan.

      The foregoing table also includes allocations made on behalf of the named executive officers to the Bank's Employee Stock Ownership Plan (the "ESOP"). The ESOP includes employees as well as officers. Directors who are not employees are not included in the ESOP. Under the ESOP, amounts approved by the Board are paid into the ESOP and each employee is credited with a share in proportion to his or her annual compensation. All contributions to the ESOP are invested in or will be invested primarily in our common stock. In 2007, the Bank contributed $70,000 to the ESOP. Distribution of a participant's stock account occurs upon retirement or death or disability or termination of employment.

EMPLOYMENT AGREEMENT

      The Company and the Bank jointly maintain a three-year employment agreement with Craig W. Best, President and Chief Executive Officer. The Company and the Bank entered into the employment agreement, effective as of January 2, 2006, to help ensure a stable and competent management base and encourage the continued success of the Company and the Bank.

      The term of the employment agreement renews automatically on each anniversary of the effective date for an additional one-year period, unless either party provides at least 30 days' notice of non-renewal. The executive's current base salary is $244,007; the Bank's Board of Directors will review his performance each year and make salary adjustments accordingly. In addition to base salary, the employment agreement provides for an annual bonus of up to 20% of base salary, based upon the attainment of performance goals mutually agreed upon by the executive and the Bank's Board of Directors each year. The employment agreement also provides that the executive may participate in current or future employee benefit programs, including stock-based and long-term incentive compensation plans and a supplemental executive pension plan, and for the purchase of term life insurance with a death benefit of $500,000 payable upon the executive's death. Under the agreement, the Company provides the executive with the use of an automobile, along with reasonable insurance and maintenance costs, as well as reimbursement for country and dining club memberships and reasonable business expenses. The Company also agrees to indemnify the executive to the fullest extent legally allowable.

      Under the employment agreement, the executive agrees to maintain the confidentiality of non-public information and trade secrets learned during the course of employment and further agrees that the Company and the Bank maintain ownership over his work product (as defined in the agreement). In addition, for a period of 12 months following termination of employment for any reason, the executive agrees that he will not: (1) solicit customers, potential customers or suppliers for or on behalf of a competing business (as defined under the agreement); (2) recruit employees of the Bank or Company for a competing business; or (3) serve as a director, officer, employee or investor in a competing business.

      See "Other Potential Post-Termination Benefits" for a discussion of the benefits and payments Mr. Best may receive under his employment agreement upon his termination of employment.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

      The following table sets forth information concerning stock appreciation rights that have not vested for Mr. Best as of December 31, 2007.

                                 Number of Shares or         Market Value of
                                 Units of Stock That        Shares or Units of
                                 Have Not Vested (#)       Stock That Have Not
            Name                         (1)                  Vested($) (2)
-----------------------------   -----------------------    ---------------------
Craig W. Best                           8,000                    316,000
---------------------
(1) Represents the total number of stock appreciation rights that have not vested. Mr. Best was awarded 10,000 stock appreciation rights on January 2, 2006, which vest annually at a rate of 2,000 per year.
(2) Based upon the Company's closing stock price of $39.50 on December 31, 2007.

PENSION BENEFITS

      The following table sets forth information concerning our plans that provide for payments or other benefits at, following, or in connection with, retirement for each of the named executive officers.


                                                     Number                   Payment
                                                    of Years      Present      During
                                                      of         Value of      Last
                                                    Credited    Accumulated    Fiscal
                                                    Service      Benefit       Year
      Name                      Plan Name           (#) (1)      ($) (2)      ($) (3)
------------------       ------------------------  ----------  -----------  ---------
Craig W. Best            Employees Pension Plan        2         28,835         --
Patrick Scanlon          Employees Pension Plan       33        135,326         --
Richard E. Grimm         Employees Pension Plan       29        463,891         --
Andrew A. Kettel, Jr.    Employees Pension Plan       37        346,598         --
William J. Calpin, Jr.   Employees Pension Plan        8         74,800         --
Calpin, Jr.

------------------
(1) The number of years of service credited to the executive officer under the plan, computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to the registrant's audited financial statements for the last completed fiscal year.
(2) The actuarial present value of the named executive officer's accumulated benefit under the plan(s), computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to the registrant's audited financial statements for the last completed fiscal year.
(3) The dollar amount of any payments and benefits paid to the named executive officer during the registrant's last completed fiscal year.

      The information in the foregoing table relates to the Bank's qualified defined benefit retirement plan (the "Pension Plan") for its employees and officers and the Supplemental Benefit Plan Agreement with Mr. Best (the "Supplemental Plan"). The information in the table has been determined using interest rate and mortality rate assumptions consistent with those used in the Company's financial statements. Executive officers of the Bank participate in the Pension Plan on the same basis as all other employees and receive only those benefits that are available to all other employees. Directors who are not employees are not included in the Pension Plan. In 2007, the Bank contributed $290,000 to the Pension Plan.

NON-QUALIFIED DEFERRED COMPENSATION

      SUPPLEMENTAL BENEFIT PLAN AGREEMENT. The Bank maintains the Penn
Security Bank and Trust Company Excess Benefit Plan (the "Supplemental Plan"), as amended and restated effective April 15, 2002. Mr. Best became a participant in the Supplemental Plan effective as of April 18, 2006. The Supplemental Plan provides Mr. Best with pension benefits that would otherwise be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Specifically, the plan provides Mr. Best with the difference between the early, normal or deferred retirement benefit (depending upon his age at retirement) he would be eligible to receive under the Pension Plan, if the Code limitations did not exist, and the actual retirement benefit he would receive upon application of the Code limitations. Under no circumstances, however, will Mr. Best receive a pension benefit greater than what would be provided under the pension plan if he was not subject to the Internal Revenue Code compensation limitations discussed above. The accrued benefit under the Supplemental Plan becomes payable upon termination of employment for any reason, in the form of a lump sum, annual installments over a period of time elected by Mr. Best, an annuity for Mr. Best's lifetime or a joint and survivor annuity for the lives of Mr. Best and his spouse. Upon a change in control (as defined under the Supplemental Plan), Mr. Best's accrued benefit would be payable in an actuarially equivalent lump sum. If Mr. Best had terminated employment on December 31, 2007, his accrued benefit under the Supplemental Plan would have been $1,032.

OTHER POTENTIAL POST-TERMINATION BENEFITS

      PAYMENTS MADE UPON TERMINATION FOR CAUSE. Under Mr. Best's employment agreement, the Bank and the Company may terminate Mr. Best's employment for cause (as defined in the agreement) at any time. If Mr. Best is terminated for cause, Mr. Best will receive only accrued compensation and vested benefits through his termination date.

      PAYMENTS MADE UPON TERMINATION WITHOUT CAUSE OR FOR GOOD REASON. Pursuant to his employment agreement, upon voluntary termination by Mr. Best without good reason (as defined in the employment agreement), Mr. Best will receive only accrued compensation and vested benefits through his termination date. Upon involuntary termination by the Company without cause or voluntary termination by Mr. Best with good reason (i.e., constructive termination), Mr. Best will receive his accrued compensation and other benefits through his termination date, along with a severance payment equal to 12 months of continued base salary, payment of health insurance premiums for 12 months (for executive and his dependents) and $30,000 in outplacement assistance to be paid by the Company to a firm selected by Mr. Best. If the Company terminated Mr. Best's employment without cause on December 31, 2007, the severance payment due under the employment agreement (based solely on Mr. Best's then current cash compensation, without regard to future base salary adjustments or bonuses) would have been $274,698.

      PAYMENTS MADE UPON DISABILITY OR DEATH. Mr. Best's employment agreement provides that, upon termination due to his death or disability, Mr. Best will receive only accrued compensation and vested benefits through his termination date.

      PAYMENTS MADE UPON A CHANGE IN CONTROL. In accordance with the terms of his employment agreement, if the Company terminates Mr. Best without cause or Mr. Best terminates for good reason within 12 months of a change in control, he will receive, in addition to previously accrued compensation and benefits, a severance payment equal to 24 months of base salary, 24 months of health insurance continuation, and $30,000 in outplacement assistance. In addition, Mr. Best will immediately vest in all outstanding stock-based compensation awards upon termination in connection with a change in control.

      Generally, under Section 280G of the Internal Revenue Code, severance payments made in connection with a change in control that equal or exceed three times an executive's average annual compensation over the five preceding tax years (or period of employment, if less) are considered "excess parachute payments." Amounts that exceed the Section 280G limit are subject to an excise tax payable by Mr. Best and are non-deductible by the Company. The employment agreement limits payments to Mr. Best to an amount that will not exceed his
Section 280G limit under the Internal Revenue Code.

      If a change in control had occurred at December 31, 2007, the severance payment due to Mr. Best under his employment agreement (based solely on Mr. Best's then current cash compensation, without regard to future base salary adjustments or bonuses) would have been $519,397 and stock appreciation rights having a value of $46,749 would have become fully vested.

         OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

      Based solely on our review of the copies of the reports we have received and written representations provided to us from the individuals required to file the reports, we believe that (i) we have no 10% shareholders and (ii) each of our executive officers and directors has complied with applicable reporting requirements for transactions in our common stock during the year ended December 31, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

      The Audit Committee of the Board of Directors periodically reviews a summary of the Company's transactions with directors and executive officers of the Company and with firms that employ directors, as well as other related person transactions, to recommend to the disinterested members of the Board of Directors that the transactions are fair, reasonable and with Company policy and should be ratified and approved. Besides including such requirement in the Audit Committee Charter, the Company does not maintain written policies or procedures for the review, approval or ratification of certain transactions with related persons. However, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans made to such person and his or her related interests exceed the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.

      At December 31, 2007, certain of the Company's directors, nominees, and executive officers or their associates had outstanding loans or commitments from Penn Security Bank and Trust Company. These transactions were made in the ordinary course of the Bank's business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than the normal risk of collectability or present other unfavorable features.

            NOMINATING AND CORPORATE GOVERNANCE COMMITTEE PROCEDURES

GENERAL

      It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors to consider director candidates recommended by shareholders who appear to be qualified to serve on our Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee's resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

PROCEDURES TO BE FOLLOWED BY SHAREHOLDERS

      A shareholder who proposes to nominate an individual for election to the Board of Directors at an annual meeting must deliver a written notice to the Secretary of the Company within the times frames set forth under "Submission of Business Proposals and Shareholder Nominees" which includes:

      1. The name and address of the person recommended as a director candidate;

      2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

      3. The written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;

      4. The name and address of the shareholder giving the notice, as it appears on our books;

      5. The name and address of the beneficial owner, if any, on whose behalf the nomination is being made;

      6. The class and number of shares owned beneficially and of record by such shareholder and such beneficial owner and a representation that such shareholder and beneficial owner intend to appear in person or by proxy at the meeting;

      7. If the recommending shareholder is not a shareholder of record, a statement from the record holder verifying the holdings of the shareholder and a statement from the recommending shareholder of the length of time that the shares have been held;

      8. A statement from the shareholder as to whether the shareholder has a good faith intention to continue to hold the reported shares through the date of the meeting; and

      9. A statement from the recommending shareholder supporting its view that the proposed nominee possesses the minimum qualifications for nominees (if any) and describing the contributions that the nominee would be expected to make to the Board and to the governance of Penseco.

      Of those persons who are nominated by a shareholder only those nominated in accordance with these procedures shall be eligible for election as directors at the annual meeting.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES

      The process the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

      IDENTIFICATION. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the Committee and other members of the Board of Directors as well as its knowledge of members of the Bank's local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating and Corporate Governance Committee may use an independent search firm in identifying nominees.

      EVALUATION. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual's background and may interview the candidate. Candidates proposed by shareholders are considered under the same criteria except that the Committee may also consider the size and duration of the equity interest of the recommending shareholder in Penseco and the extent to which the recommending shareholder intends to continue holding this interest.

MINIMUM QUALIFICATIONS

      The Nominating and Corporate Governance Committee has not adopted a specific set of minimum qualifications that must be met by nominees. Nominees are selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character and capacity to make independent analytical inquiries, ability and willingness to devote adequate time to Board duties and the likelihood of being able to serve on the Board for a sustained period. Consideration is also given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. The Committee also considers factors such as global experience, experience as a director of a public company and knowledge of relevant industries.

      In addition, prior to nominating an existing director for re-election to the Board of Directors, the Committee will consider and review an existing director's Board and committee performance and his or her satisfaction of any minimum qualifications established by the Committee.

          SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

      We must receive proposals that shareholders seek to include in the Proxy Statement for our next annual meeting no later than November 17, 2008. If next year's annual meeting is held on a date more than 30 calendar days from May 6, 2009, a shareholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 60 days nor more than 90 days prior to May 6, 2009. However, if the date of the Company's annual meeting is more than 30 days before or more than 60 days prior to May 6, 2009, notice must be received not less than 60 days nor more than 90 days prior to the annual meeting date or no later than 15 days after public announcement of the date of the annual meeting. A copy of the bylaws may be obtained from the Company.

                           SHAREHOLDER COMMUNICATIONS

      In order to provide our shareholders and other stakeholders with a direct and open means of communication to the Board of Directors, the Board has adopted the following procedures for communications to our Board of Directors or individual directors.

      o Shareholders and other interested persons may communicate with the Board or the non-management Directors as a group by writing to the Chairman of the Board, c/o Penseco Financial Services Corporation, 150 North Washington Avenue, Scranton, Pennsylvania 18503. The correspondence should specify the intended recipient.

      o All communications received in accordance with these procedures will be reviewed initially by the Chairman of the Board, who will relay all such communications to the appropriate director or directors unless the Chairman of the Board determines that the communication:

         o does not relate to our business or affairs or the functioning or constitution of the Board or any of its committees;

         o relates to routine or insignificant matters that do not warrant the attention of the Board;

         o is an advertisement or other commercial solicitation or communication; is frivolous or offensive; or

         o  is otherwise inappropriate for delivery to directors.

         o The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Chairman of the Board and only in accordance with our policies and procedures and applicable laws and regulations relating to the disclosure of information.

                                  MISCELLANEOUS

      We will pay the cost of this proxy solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to soliciting proxies by mail, our directors, officers and regular employees may solicit proxies personally, by email or by telephone without receiving additional compensation.

      Our Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on February 15, 2008. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this Proxy Statement by reference.

      If you and others who share your address own shares in street name, your broker or other holder of record may be sending only one Annual Report and Proxy Statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and Proxy Statement, you can request householding by contacting your broker or other holder of record.

      Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Craig W. Best

                                    Craig W. Best
                                    President and Chief Executive Officer

March 17, 2008
Scranton, Pennsylvania

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                                                                      APPENDIX A

                     PENSECO FINANCIAL SERVICES CORPORATION

                          2008 LONG-TERM INCENTIVE PLAN

                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

      1.1 PLAN NAME. As of the Effective Date, the name of this plan shall be the Penseco Financial Services Corporation ("Corporation") "2008 Long-Term Incentive Plan" (hereinafter called the "Plan").

      1.2 EFFECTIVE DATE. This Plan shall become effective on January 15, 2008 (the "Effective Date"), subject to its approval by the holders of a majority of the voting power of the shares deemed present and entitled to vote at the Corporation's Annual Meeting of Shareholders to be held on May 6, 2008.

      1.3 PURPOSE. The purpose of the Plan is to promote the success and enhance the value of the Corporation by providing long term incentives to directors and employees of the Corporation and its subsidiaries linking their personal interest to that of the Corporation's shareholders. The Plan is further intended to provide flexibility to the Corporation by increasing its ability to motivate, attract and retain the services of employees and directors upon whose judgment, interest and special effort the successful conduct of the Corporation's operations are largely dependent.

                                   ARTICLE II
                                   DEFINITIONS

      2.1 AWARD. An "Award" is a grant of Stock Options, Stock Appreciation Rights, Dividend Equivalents, Performance Awards, Restricted Stock or Restricted Stock Units under the Plan.

      2.2   BOARD.  The "Board" is the Board of Directors of the Corporation.

      2.3 CAUSE. "Cause" means (a) willful and continued failure to substantially perform the Participant's duties (other than failure resulting from incapacity due to physical or mental illness) after receipt of a written demand for such performance specifically identifying such failure; (b) the willful engaging by the Participant in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Corporation or its successor;
(c) breach of fiduciary duty; or (d) the breach of any confidentiality, non-compete, non-solicitation agreement, non-disparagement or any other stipulated agreement. Notwithstanding the foregoing, if a Participant and the Corporation (or any of its Subsidiaries) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines "cause," then with respect to such Participant, "Cause" shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

      2.4 CHANGE IN CONTROL. A "Change in Control" with respect to any Award has the meaning assigned to the term in the change in control agreement, if any, between the Participant and the Corporation, provided, however, that if there is no such change in control agreement, it shall mean: (a) the acquisition by any Person (as the term "Person" is used for the purposes of Section 13 (d) or 15
(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of direct or indirect beneficial ownership (within the meaning of Rule 13D

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promulgated under the Exchange Act) of fifty percent (50%) the combined voting power of the then outstanding securities of the Corporation entitled to vote in the election of directors (the "Voting Securities"); or (b) during any period of two (2) consecutive years (not including any period prior to the Effective
Date), individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Corporation's shareholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (c) the consummation of (i) the sale or disposition of all or substantially all of the Corporations' assets, or (ii) a merger or consolidation of the Corporation with any other corporation other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation (or such surviving entity) outstanding immediately after such merger or consolidation or the shareholders of the Corporation approve a plan of complete liquidation of the Corporation.

      However, in no event shall a Change in Control be deemed to have occurred with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction.

      2.5 CODE. The "Code" is the Internal Revenue Code of 1986, as amended, and rules and regulations thereunder, as now in force or as hereafter amended.

      2.6   COMMITTEE.  The "Committee" is the committee described in Section
8.1 hereof.

      2.7 COMMON STOCK. "Common Stock" is the common stock, $1.00 par value per share (as such par value may be adjusted from time to time) of the Corporation.

      2.8 CORPORATION. The "Corporation" is Penseco Financial Services Corporation, a Pennsylvania corporation, and any successor thereof.

      2.9 DATE OF GRANT. The "Date of Grant" of an Award is the date designated in the resolution by the Committee as the date of an Award, which shall not be earlier than the date of the resolution and action thereon by the Committee. In the absence of a designated date or a fixed method of computing such date being specifically set forth in the Committee's resolution, then the Date of Grant shall be the date of the Committee's resolution or action. In no event shall the Date of Grant of any Award that is authorized by the Committee on or after the Effective Date be earlier than the Effective Date.

      2.10  DIRECTOR.  A "Director" of the Corporation or its Subsidiary.

      2.11 DISABILITY. "Disability" means a condition rendering a Participant disabled within the meaning set forth in Section 22(e)(3) of the Code, or such other condition rendering a Participant permanently and totally disabled as may be determined solely for purposes of the Plan by the Committee in its sole discretion.

      2.12 DIVIDEND EQUIVALENT. A "Dividend Equivalent" is a right to receive an amount equal to the regular cash dividend paid on one share of Common Stock. Dividend Equivalents may only be granted in connection with the grant of an Award that is based on but does not consist of shares of Common Stock (whether or not restricted). The number of Dividend Equivalents so granted shall not exceed the number of related stock-based rights. (For example, the number of

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Dividend Equivalents granted in connection with a grant of Stock Appreciation
Rights may equal the number of such Stock Appreciation Rights, even though the number of shares actually paid upon exercise of those Stock Appreciation Rights necessarily will be less than the number of Stock Appreciation Rights and Dividend Equivalents granted.) Dividend Equivalents shall be subject to such terms and conditions as may be established by the Committee, but they shall expire no later than the date on which their related stock-based rights are either exercised, expire or are forfeited (whichever occurs first). The amounts payable due to a grant of Dividend Equivalents may be paid in cash, either currently or deferred, or converted into shares of Common Stock, as determined by the Committee.

      2.13 EXCHANGE ACT. The "Exchange Act" is the Securities Exchange Act of 1934, as amended, and rules and regulations thereunder, as now in force or as hereafter amended.

      2.14 FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock on any date is the last sale price as reported on the OTC Bulletin Board on the preceding day, but if no sales are reported on that day, for the last preceding day on which a sale was reported.

      2.15 INCENTIVE STOCK OPTIONS. An "Incentive Stock Option" means a Stock Option granted under the Plan which satisfies the requirements of Section 422 of the Code or such successor provision as may be in effect from time to time.

      2.16 NON-QUALIFIED OPTIONS. A "Non-Qualified Option" is a Stock Option under the Plan which is not an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or such successor provision as may be in effect from time to time.

      2.17 PARTICIPANT. A "Participant" is a person who has been designated as such by the Committee and granted an Award under this Plan pursuant to Article III hereof.

      2.18 PERFORMANCE AWARD. A "Performance Award" is a right to either a number of shares of Common Stock ("Performance Shares") or a cash amount ("Performance Units") determined (in either case) in accordance with Article IV of this Plan based on the extent to which the applicable Performance Goals are achieved. A Performance Share shall be of no value to a Participant unless and until earned in accordance with Article IV hereof.

      2.19 PERFORMANCE GOALS. "Performance Goals" are the performance conditions, if any, established pursuant to Section 4.1 hereof by the Committee in connection with an Award.

      2.20 PERFORMANCE PERIOD. The "Performance Period" with respect to a Performance Award is a period of not less than one calendar year or one fiscal year of the Corporation, beginning not earlier than the year in which such Performance Award is granted, which may be referred to herein and by the Committee by use of the calendar or fiscal year in which a particular Performance Period commences.

      2.21 PLAN YEAR. The "Plan Year" shall be a fiscal year of the Corporation falling within the term of this Plan.

      2.22 RESTRICTED STOCK. "Restricted Stock" is Common Stock granted subject to terms and conditions, including a risk of forfeiture, established by the Committee pursuant to Article VI of this Plan.

      2.23 RESTRICTED STOCK UNIT. A "Restricted Stock Unit" is a right to receive one share of Common Stock at a future date that has been granted subject to terms and conditions, including a risk of forfeiture, established by the Committee pursuant to Article VI of this Plan.

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

      2.24 STOCK APPRECIATION RIGHT. A "Stock Appreciation Right" is a right to receive, upon exercise of that right, an amount, which may be paid in cash, shares of Common Stock or a combination thereof in the discretion of the Committee, equal to the excess of the Fair Market Value of one share of Common Stock as of the date of exercise over the exercise price for that right as determined by the Committee on the Date of Grant. Stock Appreciation Rights may be granted in tandem with Stock Options or other Awards or may be freestanding.

      2.25 STOCK OPTION. A "Stock Option" is a right to purchase from the Corporation at any time not more than ten years following the Date of Grant, one share of Common Stock for an exercise price not less than the Fair Market Value of a share of Common Stock on the Date of Grant, subject to such terms and conditions established pursuant to Article V hereof. Stock Options may be either Non-Qualified Options or Incentive Stock Options.

      2.26 SUBSIDIARY. The terms "Subsidiary" or "Subsidiary Corporation" mean any corporation, partnership, joint venture or other entity during any period in which at least fifty percent (50%) voting or profit interest is owned, directly or indirectly, by the Corporation, including all business entities that, at the time in question, are subsidiaries of the Corporation within the meaning of
Section 424(f) of the Code.

                                   ARTICLE III
                       GRANTING OF AWARDS TO PARTICIPANTS

      3.1 ELIGIBLE PARTICIPANTS. Subject to Section 3.3, Awards may be granted by the Committee to any employee of the Corporation or a Subsidiary, including any employee who is also a director of the Corporation or a Subsidiary. Awards other than grants of Incentive Stock Options may also be granted to consultants, and other individuals who provide services to the Corporation or a Subsidiary and any director of the Corporation who is not an employee of the Corporation or a Subsidiary. References in this Plan to "employment" and similar terms (except "employee") shall include the providing of services in the capacity of a director, consultant or other service provider. Incentive Stock Options may be granted only to individuals who are employees on the Date of Grant.

      3.2 DESIGNATION OF PARTICIPANTS. At any time and from time to time during the Plan Year, the Committee may designate the employees and directors of the Corporation and its Subsidiaries eligible for Awards.

      3.3 ALLOCATION OF AWARDS. Contemporaneously with the designation of a Participant pursuant to Section 3.2 hereof, the Committee shall determine the size, type and Date of Grant for each Award, taking into consideration such factors as it deems relevant, which may include the following: (a) the total number of shares of Common Stock available for Awards under the Plan; (b) the work assignment or the position of the Participant and its sensitivity and/or impact in relationship to the profitability and growth of the Corporation and its Subsidiaries; and (c) the Participant's performance in reference to such factors.

      The Committee may grant a Participant only one type of Award or it may grant any combination of Awards in whatever relationship one to the other, if any, as the Committee in its discretion so determines. Notwithstanding the foregoing, Awards approved by the Committee shall not be effective unless and until ratified by the Board.

      3.4 NOTIFICATION TO PARTICIPANTS AND DELIVERY OF DOCUMENTS. As soon as practicable after such determinations have been made, each Participant shall be notified of (a) his/her designation as a Participant, (b) the Date of Grant, (c)

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the number and type of Awards granted to the Participant, (d) in the case of
Performance Awards, the Performance Period and Performance Goals, and (e) in the case of Restricted Stock or Restricted Stock Units, the Restriction Period. The Participant shall thereafter be supplied with written evidence of any such Awards.

      3.5 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement, which will be provided to the Participant. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

                                   ARTICLE IV
                               PERFORMANCE AWARDS

      4.1 ESTABLISHMENT OF PERFORMANCE GOALS. Performance Goals applicable to a Performance Award shall be established by the Committee in its sole discretion on or before the Date of Grant and not more than a reasonable period of time after the beginning of the relevant performance Period. Such Performance Goals may include or be based upon any of the following criteria: pretax operating contribution; economic value added; consolidated profits of the Corporation expressed as a percent; earnings per share; return on capital; return on investment; return on shareholders' equity; internal rate of return; efficiency ratio; revenue; working capital; pre-tax segment profit; net profit; net interest margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; return on assets; growth of loans and/or deposits; market share; business expansions; cash flow; stock price or performance; and total shareholder return. Performance Goals may be absolute in their terms or be measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee, in its sole discretion, may modify the Performance Goals if it determines that circumstances have changed and modification is required to reflect the original intent of the Performance Goals; provided, however, that no such change or modification may be made to the extent it increases the amount of compensation payable to any Participant who is a "covered employee" within the meaning of Code Section 162(m). The Committee may in its sole discretion classify Participants into as many groups as it determines, and as to any Participant relate his/her Performance Goals partially, or entirely, to the measured performance, either absolutely or relatively, of an identified Subsidiary, operating company or test strategy or new venture of the Corporation.

      4.2 LEVELS OF PERFORMANCE REQUIRED TO EARN PERFORMANCE AWARDS. At or about the same time that Performance Goals are established for a specific period, the Committee shall in its absolute discretion establish the percentage of the Performance Awards granted for such Performance Period which shall be earned by the Participant for various levels of performance measured in relation to achievement of Performance Goals for such Performance Period.

      4.3 OTHER RESTRICTIONS. The Committee shall determine the terms and conditions applicable to any Performance Award, which may include restrictions on the delivery of Common Stock payable in connection with the Performance Award and restrictions that could result in the future forfeiture of all or part of any Common Stock earned. The Committee may provide that shares of Common Stock issued in connection with a Performance Award be held in escrow and/or legended.

      4.4 NOTIFICATION TO PARTICIPANTS. Promptly after the Committee has established or modified the Performance Goals with respect to a Performance Award, the Participant shall be provided with written notice of the Performance Goals so established or modified. Performance Awards shall be evidenced by written agreements in such form and not inconsistent with the Plan as the Committee shall in its sole discretion approve from time to time.

      4.5 MEASUREMENT OF PERFORMANCE AGAINST PERFORMANCE GOALS. The Committee shall, as soon as practicable after the close of a Performance Period,

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determine: (a) the extent to which the Performance Goals for such Performance
Period have been achieved; and (b) the percentage of the Performance Awards earned as a result.

      These determinations shall be absolute and final as to the facts and conclusions therein made and be binding on all parties. Promptly after the Committee has made the foregoing determination, each Participant who has earned Performance Awards shall be notified, in writing thereof. For all purposes of this Plan, notice shall be deemed to have been given the date action is taken by the Committee making the determination. Participants may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of all or any portion of their Performance Awards during the Performance Period, except that Performance Awards may be transferable by assignment by a Participant to the extent provided in the applicable Performance Award agreement.

      4.6 TREATMENT OF PERFORMANCE AWARDS EARNED. Upon the Committee's determination that a percentage of any Performance Awards have been earned for a Performance Period, Participants to whom such earned Performance Awards have been granted and who have been (or were) in the employ of the Corporation or a Subsidiary thereof continuously from the Date of Grant, subject to the exceptions set forth at Section 4.9 and Section 4.10 hereof, shall be entitled, subject to the other conditions of this Plan, to payment in accordance with the terms and conditions of their Performance Awards. Such terms and conditions shall require that any applicable tax withholding be deducted from the amount payable. Performance Awards shall under no circumstances become earned or have any value whatsoever for any Participant who is not in the employ of the Corporation or its Subsidiaries continuously during the entire Performance Period for which such Performance Award was granted, except as provided at
Section 4.9 or Section 4.10 hereof.

      4.7 DISTRIBUTION. Distributions payable pursuant to Section 4.6 above shall be made as soon as practicable after the Committee determines the Performance Awards have been earned unless the provisions of Section 4.8 hereof are applicable to a Participant.

      4.8 DEFERRAL OF RECEIPT OF PERFORMANCE AWARD DISTRIBUTIONS. With the consent of the Committee, a Participant who has been granted a Performance Award may by compliance with the then applicable procedures under the Plan irrevocably elect in writing to defer receipt of all or any part of any distribution associated with that Performance Award. The terms of any deferral and the election to defer under this Plan must comply with Section 409A of the Code. The terms and conditions of any such deferral, including but not limited to, the period of time for, and form of, election; the manner and method of payout; the plan and form in which the deferred amount shall be held; the interest equivalent or other payment that shall accrue pending its payout; and the use and form of Dividend Equivalents in respect of stock-based units resulting from such deferral, shall be as determined by the Committee. The Committee may, at any time and from time to time, but prospectively only except as hereinafter provided, amend, modify, change, suspend or cancel any and all of the rights, procedures, mechanics and timing parameters relating to such deferrals.

      4.9 NON-DISQUALIFYING TERMINATION OF EMPLOYMENT. Except for Section 4.10 hereof, the only exceptions to the requirement of continuous employment during a Performance Period for Performance Award distribution are termination of a Participant's employment by reason of death (in which event the Performance Award may be transferable by will or the laws of descent and distribution only to such Participant's beneficiary designated to receive the Performance Award or to the Participant's applicable legal representatives, heirs or legatees), Disability, with the consent of the Committee, normal or late retirement or early retirement, with the consent of the Committee, or transfer of an executive in a spin-off, with the consent of the Committee, occurring during the

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Performance Period applicable to the subject Performance Award. In such instance a distribution of the Performance Award shall be made, as of the end of the Performance Period, and 100% of the total Performance Award that would have been earned during the Performance Period shall be earned and paid out; provided, however, in a spin-off situation the Committee may set additional conditions, such as, without limiting the generality of the foregoing, continuous employment with the spin-off entity.

      4.10 CHANGE IN CONTROL. In the event of a Change in Control, a pro rata portion of all outstanding Performance Awards under the Plan shall be payable ten days after the Change in Control. The amount payable shall be determined by assuming that 100% of each Performance Award was earned, and by multiplying the earned amount by a fraction, the numerator of which shall be the number of months that have elapsed in the applicable Performance Period prior to the Change in Control and the denominator of which shall be the total number of months in the Performance Period.

                                    ARTICLE V
                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

      5.1 NON-QUALIFIED OPTION. Non-Qualified Options granted under the Plan are Stock Options that are not intended to be Incentive Stock Options under the provisions of Section 422 of the Code. Non-Qualified Options shall be evidenced by written agreements in such form and not inconsistent with the Plan as the Committee shall in its sole discretion approve from time to time, which agreements shall specify the number of shares to which they pertain and the purchase price of such shares.

      5.2 INCENTIVE STOCK OPTION. Incentive Stock Options granted under the Plan are Stock Options that are intended to be "incentive stock options" under
Section 422 of the Code, and the Plan shall be administered, except with respect to the right to exercise options after termination of employment, to qualify Incentive Stock Options issued hereunder as incentive stock options under
Section 422 of the Code. An Incentive Stock Option shall not be granted to an employee who owns, or is deemed under Section 424(d) of the Code to own, stock of the Corporation (or of any parent or Subsidiary of the Corporation) possessing more than 10% of the total combined voting power of all classes of stock therein. The aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all incentive stock option plans of the Corporation or any parent or Subsidiary of the Corporation) shall not exceed $100,000. Incentive Stock Options shall be evidenced by written agreements in such form and not inconsistent with the Plan as the Committee shall in its sole discretion approve from time to time, which agreements shall specify the number of shares to which they pertain and the purchase price of such shares.

      5.3 OPTION TERMS. Stock Options granted under this Plan shall be subject to the following terms and conditions:

            (a) Option Period. Each Stock Option shall expire and all rights to purchase shares thereunder shall cease not more than ten years after its Date of Grant or on such date prior thereto as may be fixed by the Committee, or on such other date as is provided by this Plan in the event of termination of employment, death or reorganization.

            (b) Exercise Price. The purchase price per share payable upon exercise of a Stock Option shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the Stock Option.

            (c) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be vested and exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

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

The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable at an earlier date.

            (d) Transferability of Options. Except as otherwise provided herein, during the lifetime of an individual to whom a Stock Option is granted, the Stock Option may be exercised only by such individual and only while such individual is an employee of the Corporation or a Subsidiary and only if the Participant has been continuously so employed by any one or combination thereof since the Date of Grant of the Stock Option. No Stock Option shall be assignable or transferable by the individual to whom it is granted, except that it may be transferable (X) by assignment by the Participant to the extent provided in the applicable option agreement, or (Y) by will or the laws of descent and distribution in accordance with the provisions of this Plan. An option transferred after the death of the Participant to whom it is granted may only be exercised by such individual's beneficiary designated to exercise the option or otherwise by his/her applicable legal representatives, heirs or legatees, and only within the specific time period set forth above and only to the extent vested in and unexercised by the Participant at the date of his/her death, except as provided in an Award Agreement or otherwise permitted by the Committee. In no event, whether by the Participant directly or by his/her proper assignee or beneficiary or other representative, shall any option be exercisable at any time after its expiration date as stated in the option agreement. When an option is no longer exercisable it shall be deemed for all purposes and without further act to have lapsed and terminated.

            (e) Exercise of Options. Unless otherwise specified in the Award Agreement, Stock Options will be subject to the terms of Section 5.5 with respect to exercise upon or following termination of employment or other service. An individual entitled to exercise Stock Options may, subject to their terms and conditions and the terms and conditions of the Plan, exercise them in whole or in part by delivery of written notice of exercise to the Corporation at its principal office, specifying the number of whole shares of Common Stock with respect to which the Stock Options are being exercised. Before shares may be issued, payment must be made in full, in legal United States tender, in the amount of the purchase price of the shares to be purchased at the time and any amounts for withholding as provided in Section 9.7 hereof; provided, however, in lieu of paying for the exercise price in cash as described above, the individual may pay (subject to such conditions and procedures as the Committee may establish) all or part of such exercise price by tendering (either actually or by attestation) owned and unencumbered shares of Common Stock acceptable to the Committee and having a Fair Market Value on the date of exercise of the Stock Options equal to or less than the exercise price of the Stock Options exercised, with cash, as set forth above, for the remainder, if any, of the purchase price; provided, further, that the Committee may permit a Participant to elect to pay the exercise price by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Options and remit to the Corporation a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. Subject to rules established by the Committee, the withholdings required by Section 9.7 hereof may be satisfied by the Corporation withholding shares of Common Stock issued on exercise that have a Fair Market Value on the date of exercise of the Stock Options equal to or less than the withholding required by Section 9.7 hereof.

      5.4 STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted to Participants either alone ("freestanding") or in tandem with other Awards, including Performance Awards, Stock Options and Restricted Stock. Stock Appreciation Rights granted in tandem with Incentive Stock Options must be granted at the same time as the Incentive Stock Options are granted. Stock Appreciation Rights granted in tandem with any other Award may be granted at any time prior to the earlier of the exercise or expiration of such Award. Stock Appreciation Rights granted in tandem with Stock Options shall terminate and no longer be exercisable upon the termination or exercise of the related Stock

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

Options. The Committee shall establish the terms and conditions applicable to any Stock Appreciation Rights, which terms and conditions need not be uniform but may not be inconsistent with the terms of the Plan. Freestanding Stock Appreciation Rights shall generally be subject to terms and conditions substantially similar to those described in Section 5.3 for Stock Options, including the requirements of 5.3(a), (b) and (c) regarding the maximum period, minimum price and conditions on exercise. Unless otherwise specified in the Award Agreement, Stock Appreciation Rights will be subject to the terms of
Section 5.5 with respect exercise upon termination of employment or other service. Except as may otherwise be specifically determined by the Board or Committee with respect to a particular Stock Appreciation Right: (a) Stock Appreciation Rights may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and (b) during the Participant's lifetime, Stock Appreciation Rights will be exercisable only by the Participant (or, in the event of the Participant's Disability, by his personal representative).

      5.5 TERMINATION OF EMPLOYMENT. Unless otherwise specified with respect to a particular Stock Option or Stock Appreciation Right in the applicable Award Agreement, all any portion of an Stock Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Stock Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 5.5.

            (a) Termination by Reason of Death. If a Participant's employment with the Corporation or any Subsidiary terminates by reason of death, any Stock Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period ending 12 months following the date of death (or, if sooner, on the last day of the stated term of such Stock Option or Stock Appreciation Right).

            (b) Termination by Reason of Disability. If a Participant's employment with the Corporation or any Subsidiary terminates by reason of Disability, any Stock Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, for a period ending 12 months following the date of termination (or, if sooner, on the last day of the stated term of such Stock Option or Stock Appreciation Right).

            (c) Cause. If a Participant's employment with the Corporation or any Subsidiary is terminated for Cause: (i) any Stock Option or Stock Appreciation Right held by the Participant will immediately and automatically expire as of the date of such termination, and (ii) any shares for which the Corporation has not yet delivered share certificates will be immediately and automatically forfeited and the Corporation will refund to the Participant the Stock Option exercise price paid for such shares, if any.

            (d) Other Termination. If a Participant's employment with the Corporation or any Subsidiary terminates for any reason other than death, Disability or Cause, any Stock Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, for a period ending 90 days following the date of such termination (or, if sooner, on the last day of the stated term of such Stock Option or Stock Appreciation Right).

      5.6 CHANGE IN CONTROL. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control of the Corporation or any of its Subsidiaries, the Board may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

            (a) cause any or all outstanding Stock Options or Stock Appreciation Rights to become vested and immediately exercisable, in whole or in part;

            (b) cause any outstanding Stock Option to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option upon closing of the Change in Control;

            (c) cancel any Stock Option in exchange for a substitute award in a manner consistent with the principles of Treas. Reg. ss.1.424-1(a) or any successor rule or regulation (notwithstanding the fact that the original Award may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option);

            (d) cancel any Stock Appreciation Right in exchange for stock appreciation rights with respect to the capital stock of any successor corporation or its parent;

            (e) cancel any Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of shares subject to that Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per share on the date of the Change in Control and the exercise price of that Stock Appreciation Right; provided, that if the Fair Market Value per share on the date of the Change in Control does not exceed the exercise price of any such Stock Appreciation Right, the Board may cancel that Stock Appreciation Right without any payment of consideration therefore; and/or

            (f) cancel any Stock Option in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of shares subject to that Stock Option, multiplied by (B) the difference, if any, between the Fair Market Value per share on the date of the Change in Control and the exercise price of that Stock Option; provided, that if the Fair Market Value per share on the date of the Change in Control does not exceed the exercise price of any such Option, the Board may cancel that Stock Option without any payment of consideration therefor.

            In the discretion of the Board, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

                                   ARTICLE VI
                   RESTRICTED STOCK AND RESTRICTED STOCK UNITS

      6.1 RESTRICTION PERIOD. At the time an Award of Restricted Stock or Restricted Stock Units is made, the Committee shall establish the terms and conditions applicable to such Award, including the period of time (the "Restriction Period") during which certain restrictions established by the Committee shall apply to the Award. Each such Award, and designated portions of the same Award, may have a different Restriction Period, at the discretion of the Committee.

      6.2 RESTRICTED STOCK TERMS AND CONDITIONS. Restricted Stock shall be represented by a stock certificate registered in the name of the Participant granted such Restricted Stock. Such Participant shall have the right to enjoy all shareholder rights during the Restriction Period except that: (a) the Participant shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired; (b) the Corporation may either issue shares subject to such restrictive legends and/or stop-transfer instructions as it deems appropriate or provide for retention of custody of the Common Stock during the Restriction Period; (c) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period, except that it may be transferable by assignment by the Participant to the extent provided in the applicable Restricted Stock Award agreement; (d) a breach of the terms and conditions established by the Committee with respect to the Restricted Stock shall cause a forfeiture of the Restricted Stock, and any dividends withheld thereon, and (e) dividends payable in cash or in shares of stock or otherwise may be either currently paid or withheld by the Corporation for the Participant's account. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

      Provided, however, and the provisions of Section 6.4 to the contrary notwithstanding, in lieu of the foregoing, the Committee may provide that no shares of Common Stock be issued until the Restriction Period is over and further provide that the shares of Common Stock issued after the Restriction Period has been completed, be issued in escrow and/or be legended and that the Common Stock be subject to restrictions including the forfeiture of all or a part of the shares.

      6.3 PAYMENT FOR RESTRICTED STOCK. A Participant shall not be required to make any payment for Restricted Stock unless the Committee so requires.

      6.4 FORFEITURE PROVISIONS. Subject to Section 6.5, in the event a Participant terminates employment during a Restriction Period for the Participant's Restricted Stock or Restricted Stock Units, such Awards will be forfeited; provided, however, that the Committee may provide for proration or full payout in the event of (a) a termination of employment because of normal or late retirement, (b) with the consent of the Committee, early retirement or spin-off, (c) death, or (d) Disability, all subject to any other conditions the Committee may determine.

      6.5 CHANGE IN CONTROL. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control of the Corporation or any of its Subsidiaries, the Board may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

            (a) cause any or all outstanding Restricted Stock or Restricted Stock Units to become non-forfeitable, in whole or in part;

            (b) cancel any Restricted Stock, Restricted Stock Unit in exchange for restricted shares or restricted stock units with respect to the capital stock of any successor corporation or its parent; or

            (c) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share on the date of the Change in Control.

            In the discretion of the Board, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

                                   ARTICLE VII
               SHARES OF STOCK SUBJECT TO THE PLAN; MAXIMUM AWARDS

      7.1 SHARES AVAILABLE. Subject to the other provisions of this Article VII, the total number of shares available for grant as Awards pursuant to the Plan shall not exceed in the aggregate five percent (5%) of the outstanding shares of the Corporation's Common Stock as of February 15, 2008, the record date for the Corporation's 2008 Annual Meeting, that is a maximum of 107,400 shares of the Corporation's Common Stock. All shares available for grant pursuant to the Plan may be issued in respect of Incentive Stock Options. Shares available for grant under the Plan may be authorized and unissued shares, treasury shares held by the Corporation or shares purchased or held by the Corporation or a Subsidiary for purposes of the Plan, or any combination thereof. Shares issued upon assumption or conversion of outstanding stock-based awards granted by an acquired company shall be disregarded in applying the limitation set forth in this Section 7.1.

      7.2 SHARES AGAIN AVAILABLE. In the event all or any portion of an Award is forfeited or cancelled, expires, is settled for cash, or otherwise does not result in the issuance of all or a portion of the shares subject to the Award in connection with the exercise or settlement of such Award, the number of shares not issued that were deducted for such Award pursuant to Section 7.1 above shall be restored and may again be used for Awards under the Plan.

      Notwithstanding anything in this Section 7.2 to the contrary and solely for purposes of determining whether shares are available for the issuance of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any shares restored pursuant to this Section 7.2 that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate the maximum aggregate number of shares that may be issued.

      7.3 RELEVANT CHANGE ADJUSTMENTS. Appropriate adjustments in the number, class and/or issuer of shares available for grant and in any outstanding Awards, including adjustments in the size of the Award and in the exercise price per share of Stock Options and Stock Appreciation Rights, as authorized herein, shall be made by the Committee to give effect to adjustments made in the number of shares of Common Stock through a merger, consolidation, recapitalization, reclassification, combination, spin-off, common stock dividend, stock split or other relevant change.

                                  ARTICLE VIII
                                 ADMINISTRATION

      8.1 COMMITTEE. The Plan will be administered by the Compensation Committee of the Board who are appointed from time to time by the Board and who are outside, independent Board members who, in the judgment of the Board, are qualified to administer the Plan as contemplated by (a) Rule 16b-3 of the Securities and Exchange Act of 1934 (or any successor rule), (b) Section 162(m) of the Code, as amended, and the regulations thereunder (or any successor Section and regulations), and (c) any rules and regulations of a stock exchange on which Common Stock is traded. Any member of the Committee administering the Plan who does not satisfy or ceases to satisfy the qualifications set out in the preceding sentence may recuse himself or herself from any vote or other action taken by such Committee.

      8.2 POWERS. Subject to Section 3.3, the Committee shall have and exercise all of the powers and responsibilities granted expressly or by implication to it by the provisions of the Plan. Subject to and as limited by such provisions, the Committee may from time to time enact, amend and rescind such rules, regulations and procedures with respect to the administration of the Plan as it deems appropriate or convenient.

      8.3 INTERPRETATION. All questions arising under the Plan, any Award agreement, or any rule, regulation or procedure adopted by the Committee shall be determined by the Committee, and its determination thereof shall be conclusive and binding upon all parties.

      8.4 COMMITTEE PROCEDURE. Any action required or permitted to be taken by the Committee under the Plan shall require the affirmative vote of a majority of a quorum of the members of the Committee. A majority of all members of the Committee shall constitute a "quorum" for Committee business. The Committee may act by written determination instead of by affirmative vote at a meeting, provided that any written determination shall be signed by all members of the Committee, and any such written determination shall be as fully effective as a majority vote of a quorum at a meeting.

      8.5 DELEGATION. The Committee may delegate all or any part of its authority under the Plan to a subcommittee of directors and/or officers of the Corporation for purposes of determining and administering Awards granted to persons who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

                                   ARTICLE IX
                               GENERAL PROVISIONS

      9.1 AMENDMENT OR TERMINATION OF PLAN. The Board may at any time amend, suspend, discontinue or terminate the Plan (including the making of any necessary enabling, conforming and procedural amendments to the Plan to authorize and implement the granting of Incentive Stock Options or other income tax preferred stock options which may be authorized by federal law subsequent to the effective date of this Plan); provided, however, that no amendment by the Board shall, without further approval of the shareholders of the Corporation, increase the total number of shares of Common Stock which may be made subject to the Plan, except as provided at Section 7.3 hereof, or make any other change for which shareholder approval is required by law or under the applicable rules of the OTC Bulletin Board. No action taken pursuant to this Section 9.1 of the Plan shall, without the consent of the Participant, impair any Awards which have been previously granted to a Participant except pursuant to Section 9.5 of the Plan.

      9.2 NON-ALIENATION OF RIGHTS AND BENEFITS. Except as expressly provided herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such right or benefit. If any Participant or beneficiary hereunder should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit hereunder (other than as expressly provided herein), then such right or benefit shall, in the sole discretion of the Committee, cease and in such event the Corporation may hold or apply the same or any or no part thereof for the benefit of the Participant or beneficiary, his/her spouse, children or other dependents or any of them in any such manner and in such proportion as the Committee in its sole discretion may deem proper.

      9.3 NO RIGHTS AS SHAREHOLDER. The granting of Awards under the Plan shall not entitle a Participant or any other person succeeding to his/her rights, to any dividend, voting or other right as a shareholder of the Corporation unless and until the issuance of a stock certificate to the Participant or such other person pursuant to the provisions of the Plan and then only subsequent to the date of issuance thereof.

      9.4 LIMITATION OF LIABILITY OR OBLIGATION OF THE CORPORATION. As illustrative only of the limitations of liability or obligation of the Corporation and not intended to be exhaustive thereof, nothing in the Plan shall be construed: (a) to give any employee of the Corporation any right to be granted any Award other than at the sole discretion of the Committee; (b) to give any Participant any rights whatsoever with respect to shares of Common Stock except as specifically provided in the Plan; (c) to limit in any way the right of the Corporation or any Subsidiary to terminate, change or modify, with or without cause, the employment of any Participant at any time; or (d) to be evidence of any agreement or understanding, express or implied, that the Corporation or any Subsidiary will employ any Participant in any particular position at any particular rate of compensation or for any particular period of time.

      Payments and other benefits received by a Participant under an Award shall not be deemed part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Corporation or any Subsidiary, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

      9.5 GOVERNMENT REGULATIONS. Notwithstanding any other provisions of the Plan seemingly to the contrary, the obligation of the Corporation with respect to Awards granted under the Plan shall at all times be subject to any and all applicable laws, rules and regulations and such approvals by any government agencies as may be required or deemed by the Board or Committee as reasonably necessary or appropriate for the protection of the Corporation. In connection with any sale, issuance or transfer hereunder, the Participant acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel of the Corporation that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

      9.6 NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to shareholders of the Corporation for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Corporation or any Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings, profit sharing or stock purchase plan, insurance, death and disability benefits, and executive short term incentive plans.

      9.7 WITHHOLDING TAXES, ETC. All Awards or distributions under the Plan shall be subject to any required withholding taxes and other withholdings and, in case of distributions in Common Stock, the Participant or other recipient may, as a condition precedent to the delivery of Common Stock, be required to pay to his/her participating employer the excess, if any, of the amount of required withholding over the withholdings, if any, from any distributions in cash under the Plan. All or a portion of such payment may, in the discretion of the Committee and upon the election of the Participant, be made (a) by withholding from shares that would otherwise be delivered to the Participant a number of shares sufficient to satisfy the remaining required tax withholding or

(b) by tendering (either actually or by attestation) owned and unencumbered shares of Common Stock acceptable to the Committee and having a Fair Market Value on the date of tender equal to or less than the remaining required tax withholding. No distribution under the Plan shall be made in fractional shares of Common Stock, but the proportional market value thereof shall be paid in cash.

      9.8 GENERAL RESTRICTION. Each Award shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such option and/or right upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with the granting of such Award or the issue or purchase of shares respectively thereunder, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

      9.9 USE OF PROCEEDS. The proceeds derived by the Corporation from the sale of the stock pursuant to Awards granted under the Plan shall constitute general funds of the Corporation.

      9.10 DURATION OF PLAN. This Plan shall remain in effect until the earliest of the following events occurs: (a) distribution of all shares of Common Stock subject to the Plan, (b) termination of this Plan pursuant to Section 9.1 hereof, or (c) the tenth anniversary of the Effective Date.

      9.11 SEVERABILITY. In the event any provision of this Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      9.12 GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of the Commonwealth of Pennsylvania and construed accordingly.

      9.13 HEADINGS. The headings of the Articles and their subparts in this Plan are for convenience of reading only and are not meant to be of substantive significance and shall not add to or detract from the meaning of such Article or subpart to which it refers.

      9.14 STOCK CERTIFICATES. Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock or Restricted Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange on which the Common Stock is traded.

      9.15 FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

                                    ARTICLE X
            COMPLIANCE WITH SECTION 409A OF THE INTERNAL REVENUE CODE

      10.1 To the extent the Committee determines that any Award granted under the Plan is subject to Section 409A of the Internal Revenue Code, the Agreement evidencing such Award will incorporate the terms and conditions required by
Section 409A of the Internal Revenue Code. To the extent applicable, the Plan and Agreement will be interpreted in accordance with Section 409A of the Internal Revenue Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidelines that may be issued after the Effective Date. Notwithstanding any provisions of the Plan, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Internal Revenue Code, the Committee may adopt such amendment to the Plan and/or the applicable Agreement or adopt policies and procedures or take any other action or actions, including an action or amendment with retroactive effect, that the Committee determines is necessary or appropriate to (i) exempt the Award from the application of Section 409A of the Internal Revenue Code or
(ii) comply with the requirements of Section 409A of the Internal Revenue Code.

                                 REVOCABLE PROXY

                     PENSECO FINANCIAL SERVICES CORPORATION


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                     PENSECO FINANCIAL SERVICES CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 6, 2008

The shareholder(s) hereby appoint(s) Richard C. Kunkle and Mark D. Young, or either of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Penseco Financial Services Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 2:00 P.M., Eastern Time on May 6, 2008, at the Hilton Scranton and Conference Center, 100 Adams Avenue, Scranton, Pennsylvania, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.


  THIS PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL
                                     MEETING


      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                             ENCLOSED REPLY ENVELOPE


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                     PENSECO FINANCIAL SERVICES CORPORATION
                            150 N. WASHINGTON AVENUE
                               SCRANTON, PA 18503

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Penseco Financial Services Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3


Vote on Directors

                                           FOR     WITHHOLD   FOR ALL
                                           ALL        ALL      EXCEPT
  1. To elect as directors of Class of
     2012 the nominees listed below.

        NOMINEES:
        01)   Russell C. Hazelton
        02)   Robert W. Naismith, Ph.D.
        03)   Emily S. Perry               /_/        /_/       /_/

   To withhold authority to vote for any individual nominee(s), mark "For All
      Except" and write the number(s) of the nominee(s) on the line below.

 -----------------------------------------------------------------------------

VOTE ON PROPOSALS


                                           FOR      AGAINST   ABSTAIN
  2. The approval of the Penseco
     Financial Services Corporation 2008
     Long-Term Incentive Plan.             /_/        /_/       /_/

  3. The ratification of the
     appointment of McGrail Merkel Quinn
     and Associates as independent
     auditors for the year ending
     December 31, 2008.                   /_/        /_/       /_/

This proxy is revocable prior to its exercise. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL. If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote in their discretion.

                                                          YES          NO

Please indicate if you plan to attend this meeting.       /_/         /_/


-----------------------------------     ----------------------------------------
Signature                      Date     Signature (Joint Owners)            Date